                                                               ANNUAL REPORT

                                                             December 31, 1999















                                AMERICAN ODYSSEY
                                ----------------


                          Global High-Yield Bond Fund


                          International Equity Fund


                          Emerging Opportunities Fund


                          Core Equity Fund


                          Long-Term Bond Fund


                          Intermediate-Term Bond Fund



















                                                                     AMERICAN
                                                          [LOGO]     ODYSSEY(R)
                                                                     ---------
                                                                     F U N D S

Dear American Odyssey Funds Shareholders:

The year 1999 was a year of broadening in the global equity markets. No longer did the U.S. large capitalization companies dominate the markets, but rather strong market performance was widespread among all capitalization ranges as well as in foreign equity markets. The fixed income markets, however, ended 1999 as one of the worst performing years in recent history. The spectrum of duration was marked by low single digit returns and in most cases, negative performances.

Thanks to restructuring changes made in prior years, 1999 overall proved to be a notable year for the American Odyssey Funds. The American Odyssey Emerging Opportunities Fund made a dramatic turnaround in 1999, finishing 12.5% ahead of its benchmark, the Russell 2500. The International Equity Fund continued to deliver superior performance finishing 5.2% over its benchmark, the Morgan Stanley Capital International EAFE Index. Coupled with the strong performance of the emerging market sector, the Global High-Yield Bond Fund also performed well, up 10.68% versus its composite benchmark's (75% CS First Boston High Yield and 25% JP Morgan EMBI Plus Index) return of 8.73%, The Intermediate-Term Bond Fund managed to post a 1.5% return versus 0.39% in the Lehman Brothers Government/Corporate Intermediate Bond Index. However, both the Core Equity and Long-Term Bond Funds under performed versus their respective benchmarks. The Core Equity Fund's value style proved to be detrimental to performance in 1999, finishing a negative 0.28% versus the S&P 500's 20.9%. The Long-Term Bond Fund was also in the negative, down 2.74% versus the Salomon Core +5's negative 1.69%, largely on the shadows of long duration's terrible showing.

Assets overall grew at a mature pace in 1999, ending with more than $1.7 billion in retirement assets for over 130,000 plan participants.

American Odyssey Fund Management, Inc.'s commitment to be competitive over the long-term and with a clear objective of delivering value to our participants will remain.

We thank you for your lasting confidence.

                                   Very Truly Yours,

                                   /s/ ROBERT C. DUGHI
                                   ROBERT C. DUGHI
                                   Chairman of the Board and President
                                   American Odyssey Funds Management, Inc.

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

     The American Odyssey Global High-Yield Bond Fund returned 10.68% for the year ended December 31, 1999. The blended benchmark (75% CS First Boston High Yield Index and 25% J.P. Morgan Emerging Markets Bond Index Plus) returned 8.73% for the same period.

THE MARKETS:
     U.S. high yield and emerging market debt rebounded in 1999 from the meltdown in global markets that sent all but the highest-quality fixed income instruments plunging in value the prior year. Both categories meaningfully outperformed investment-grade debt securities in 1999.

     In general, both high yield and emerging debt gained support from investors' growing sense of comfort with relatively risky assets, which also helped to restore confidence to the world's stock markets.

Activity in high yield additionally benefited from these factors:

[ ] The U.S. economy was vibrant, which historically has proved favorable for issuers of high yield debt.

[ ] There was a spate of mergers and takeovers (both rumored and actual) in industries that are heavily represented in the high yield market, notably telecommunications, cable/media and gaming.

[ ] A number of new securities backed by existing high yield bonds were issued, which increased demand for the underlying high yield bonds.

[ ] European investors began to buy high yield securities in larger volumes than in previous years.

     Conditions in emerging debt markets significantly improved over the course of the year. A key reason for this improvement was the increasing trend toward better economic growth throughout the world, which typically translates into greater demand for many of the goods and services produced by emerging nations. The prices of major global commodities (notably oil) strengthened, which was good news for the many emerging countries whose economic health is closely tied to the export of commodities and related products.

     We also note that much of the high leverage from hedge funds and other investors that disproportionately hurt emerging market debt in 1998 was wrung out of the market by early 1999. By the time Brazil devalued its currency in mid-January -- which was widely considered one of the last of the potential disasters that could strike the global financial system -- emerging market debt was thus able to bounce back more quickly than it did in 1998, and any so-called "contagion effect" on other markets was much less severe.

PERFORMANCE:
     The Fund benefited from being invested in high yield and emerging market debt, two of the best performing sectors of the fixed income market. In particular, the fund's meaningful exposure to emerging market debt contributed to the strong performance since emerging market debt (as measured by the JP Morgan Emerging Market Bond Index Plus) returned 26% for the year.

     Returns were best in emerging market debt, in which we took several steps that paid off well. Early in the year, for instance, we felt that bond prices were unfairly low due to expectations that some governments might default on their debts. We therefore began to add riskier securities from countries like Russia, Venezuela and Indonesia. Other successful moves included a well-executed trade in Asian markets in the first quarter; our decision to de-emphasize Argentina, where conditions worsened as the year progressed; and our decision to raise exposure to Brazil, which turned out to be one of the world's strongest bond markets in 1999.

     In high yield, our core industry weightings in telecommunications, cable/media and gaming all fared better than the high yield market as a whole. Our telecommunications holdings were particularly helpful, rising as a result of positive industry developments and good security selection. We reaped additional benefits from our weightings in the paper and health care industries, as well as our avoidance of industries that experienced relatively high debt default rates.

OUTLOOK:
     Our outlook for both portions of the Fund is somewhat cautious. With regard to high yield, we expect investors to increasingly focus on watching for signs of the Federal Reserve's intentions concerning the direction of interest rates. This should outweigh consideration of company- or industry-level fundamentals for the next few months. We have a similar view on emerging debt markets, in which we anticipate fairly high volatility in the year's first half due to uncertainty both about the Fed and the Mexican elections to be held in July.

STRATEGY:
     Our primary strategy in high yield, which is to most heavily favor the telecommunications, cable/media and gaming industries, is unchanged. We are also selectively adding to positions in economically sensitive industries such as paper and energy, whose underlying fundamentals are beginning to show genuine signs of improvement.

     As for the Fund's emerging allocation, we are reducing risk based on our concerns about emerging debt prices' vulnerability to what happens in the U.S. More specifically, we are: emphasizing Eastern European nations like Bulgaria, Croatia and Turkey, which have greater exposure to the upbeat scenario we envision for Western Europe; raising the allocation to Argentina, whose short-duration assets offer good value; and lowering the Fund's positions in Russia and Mexico, as we perceive greater downside than upside in those countries.

ASSET ALLOCATION:
     As of December 31, 1999 we were maintaining exposure to high yield at a level slightly below 75% of total assets, and keeping emerging market debt slightly above 25%. We continually monitor our asset allocations, and we may change them in response to market developments.

CREDIT SUISSE ASSET MANAGEMENT
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND,
       CS FIRST BOSTON HIGH YIELD INDEX, AND THE LBGC 1-5 YEAR BOND INDEX

                                                                                 CSFB HIGH YIELD           LBGC 1-5 YEAR BOND
                                                 GLOBAL HIGH-YIELD BOND             INDEX***                    INDEX***
                                                 ----------------------          ---------------           ------------------
5/17/93                                                   10000                       10000                       10000
12/31/93                                                  10275                       10894                       10340
12/31/94                                                  10261                       10788                       10264
12/31/95                                                  11378                       12663                       11587
12/31/96                                                  11807                       14236                       12131
12/31/97                                                  12533                       16033                       12996
12/31/98                                                  12063                       16126                       13988
12/31/99                                                  13351                       16655                       14282

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
       * Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program. In accordance with SEC requirements, the above chart shows the performance of two indices -- both short-term bond and high-yield bond -- during the entire period that the Fund has been in operation.
      ** Fund's inception date.
     *** The inception date of the indices presented for comparison purposes is May 31, 1993.

CS FIRST BOSTON HIGH YIELD INDEX

     This is an unmanaged, trader priced index comprised of issues rated BB and below, constructed to mirror the performance of the public high yield market. All new and downgraded issues must have a minimum par value of $75 million.

LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND, THE
              COMPOSITE OF CS FIRST BOSTON HIGH YIELD INDEX (75%)
             AND J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (25%)
                      AND CS FIRST BOSTON HIGH YIELD INDEX

                                                 GLOBAL HIGH-YIELD BOND
                                                          FUND                   COMPOSITE INDEX          CSFB HIGH YIELD INDEX
                                                 ----------------------          ---------------          ---------------------
5/1/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                 9417.00                     9409.00                     9692.00
12/31/99                                                10426.00                    10223.00                    10191.00

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------

     This graph shows performance of the Fund only since it became the Global High-Yield Bond Fund. A composite of two indices is used to reflect the Fund's policy of investing in U.S. high yield debt and emerging markets debt.

     The Global High-Yield Blended Index is comprised of 75% CS First Boston High-Yield Index and 25% J.P. Morgan EMBI+. The J.P. Morgan Emerging Markets Bond Index Plus is a capitalization weighted total return index that consists of external currency-denominated debt instruments of emerging markets. It includes Brady bonds, Eurobonds and local market instruments from 14 countries, each having a minimum outstanding value of $500 million.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     The American Odyssey International Equity Fund returned 32.52% for the year ended December 31, 1999. The MSCI EAFE Index returned 27.31% for the same period.

     As they had ended 1998, telecom stocks continued to drive the Fund ahead during 1999. Corporate activity among these stocks was the dominant influence on the Fund's performance. This is best illustrated by looking at the example of Vodafone. After acquiring Airtouch, the largest independent US wireless company in the first quarter of the year, it then proceeded to merge its US cellular business with that of Bell Atlantic, giving it a presence on both coasts. Then in the final quarter of the year, it launched a hostile bid for Mannesmann, the Fund's largest holding. If this bid succeeds, it will represent the largest deal ever in corporate Europe.

     NTT DoCoMo was the single biggest contributor to the Fund's performance over the year. DoCoMo continues to easily be the largest mobile operator in Japan while at the same time increasing its foreign holdings, evidenced through its acquisition of a minority holding in the Hutchison Whampoa wireless business in Hong Kong. The company is at the forefront of development of the mobile phone product and it launched its new Icom product during the year, which allows easy access to the Internet. This has been a big success in Japan where the level of home PC ownership is lower than that of the US or Europe.

     Japanese quoted stocks within our Technological Innovation theme also performed strongly during the year, especially during the fourth quarter, where over half the performance for the year materialized. Companies such as Murata, Rohm and Keyence have flourished this year on the back of buoyant global demand for electrical appliances, mobile phones, and similar products. Murata reported an 85% rise in net income for the full year while Rohm, the semiconductor company, continues to benefit as the Asian recovery gathers pace.

     Sony was also a strong performer during the year. It increased its revenue from electronics and also formed new alliances, such as one with 3Com, to develop new handheld devices with audio and video capabilities. Investor sentiment was boosted throughout the year as success is anticipated for a variety of its new products, in particular the Playstation II video game console.

     On the negative side, the stocks in our financial themes, after starting the year positively, suffered on continued fears of inflation. The stocks in our Healthcare theme also performed quite poorly over the year. There have been fears concerning about how these companies will boost profits given that the patent protection for many major drugs will expire in the next few years. However, there has been renewed speculation of mergers within the industry, which many believe will boost investor sentiment during 2000.

     The solid economic growth that is forecast for 2000 is likely to prompt central banks globally to raise interest rates. As a result of the strong performance in 1999, many stock valuations are once again stretched and, unless profit growth matches rosy expectations, the number of stocks driving stock market performance is likely to narrow even further.

     In Europe, growth looks set to move towards 3% this year following several years of sluggishness. Inflation is rising in most economies within the Euro-zone. Against this background, central bank tightening or the prospect of rate increases has overshadowed markets in the latter half of 1999, and we expect this trend to continue into the new millennium.

     The current proposal in Germany to eliminate capital gains tax on the equity holdings of German companies should prove to be a stimulus for the equity market. Historically, many of Germany's largest companies, such as Allianz, Deutsche Bank and Munich Re, had held cross-holdings in other financial and industrial stocks. If this proposal is implemented, it should lead to consolidation and restructuring among many of these stocks and in theory will facilitate a more shareholder-focused use of capital.

     In Asia, the outlook is still generally favorable looking into 2000, but valuations are now quite demanding. Companies will need to deliver strong earnings to maintain market momentum. Troubles elsewhere could hamper the recovery given their export dependence. However, the trend towards better economic and corporate management is likely to persist and provide opportunities. For example, one of our portfolio holdings, POSCO (the Korean steel company) bought back 3% of its shares from a major shareholder before Christmas. Buybacks were unheard of in Korea in pre-crisis days. Asia is also coming off a lower base in terms of consumption activity and spare capacity still abounds in many areas. High current account surpluses in most countries should provide good liquidity support even if global bond yields are rising.

     Australia and New Zealand, in contrast, have high current account deficits. However, improving commodity export prices and volumes should improve their trade picture this year. Unlike the rest of Asia, valuations in many sectors have contracted. Higher interest rates may make progress more difficult, but reasonably high dividend yields relative to bonds suggest much more of this has been discounted.

     We continue to closely monitor developments in Japan, where questions still remain about the sustainability of the embryonic economic recovery. We have taken profits in some of our holdings that have performed exceptionally well during 1999. We are also monitoring other Japanese companies that are either restructuring or which stand to benefit from a more buoyant Japanese economy.

     Outside of Japan, we have also taken profits from some holdings that performed very well last year. Additionally, we have been selectively reducing our exposure to certain interest-rate sensitive stocks.

     Looking forward to the current year, equity markets must balance the negative influence of rising interest rates against the positive impact of stronger economic conditions. We expect equity returns to be lower in 2000 given recent strong performance and current high valuations. While growth in the telecommunications and technology sectors remains impressive, we would expect performance in 2000 to be more broad-based and we continue to find value in high quality companies that have not participated in recent bull markets.

BANK OF IRELAND ASSET MANAGEMENT (US) LIMITED
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

                                                                 INTERNATIONAL EQUITY FUND                  MSCI EAFE*
                                                                 -------------------------                  ----------
5/17/93                                                                    10000                              10000
12/31/93                                                                   11980                              10570
12/31/94                                                                   11144                              11423
12/31/95                                                                   13260                              12741
12/31/96                                                                   16159                              13551
12/31/97                                                                   17126                              13875
12/31/98                                                                   19673                              16696
12/31/99                                                                   26071                              21256

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
      * South Africa-Free from 5/93 - 12/93. The inception date of the index presented for comparison purposes is May 31, 1993.
     ** Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

     The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     The American Odyssey Emerging Opportunities Fund returned 36.71% for the year ended December 31, 1999. The Russell 2500 Index returned 24.15% for the same period.

     The following commentary has been provided by CHARTWELL INVESTMENT PARTNERS, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners managed 60% of the Fund as of December 31, 1999.

     For the majority of 1999, small cap stocks represented by the Russell 2000 significantly lagged their large cap counterparts represented by the S&P 500. With a return of 5.3% versus 2.4% for the first three quarters of 1999, it appeared as if the S&P would lengthen its streak of dominance over the Russell 2000 to 6 years. The more recent performance differential can be explained by relative earnings growth with small cap profit growth lagging large cap profit growth since the second quarter of 1998. And although large cap earnings growth is expected to continue to outpace small cap earnings growth, the Russell 2000 out-performed the S&P 500 for 1999 with returns of 21.4% versus 21.03%, respectively. The out-performance by the Russell 2000 occurred primarily in the fourth quarter, which was led by technology and internet stocks. In the first three quarters of 1999, technology provided 4.6% and 5.3% of contribution to the Russell 2000 and the S&P 500, respectively. However, in the fourth quarter of 1999, technology provided 14.3% and 7.9% of contribution to the respective industries. The emergence of new and exciting industries such as the internet, computer networking and telecommunications helped catapult small cap technology earnings growth and stock performance past their large cap counterparts. Despite overall small cap earnings growth still lagging that of large caps, small cap technology earnings growth began to out-pace that of large caps in the third quarter of 1999 at 56.7% versus 50.0% due to greater focus on and exposure to these growth opportunities.

     For the second consecutive year, the Russell 2000 Growth index out-paced the Russell 2000 Value index with a 42.8% return versus a 1.3% return. The same technology bias is evident in the relative performances of the growth and value indices. Backing out the technology contribution, the growth's return would have been 8.8% and the value index's return would have been -5.8%. Although there is some overlap in the technology sectors of these two indices, the growth's technology weighting of 43% versus the 11% weighting in the value index was the driving factor in the relative out-performance. The financial services sector was another source of out-performance. The financial services sector of the growth index was driven by investment bankers/brokers, who have seen strong increases in trading volume and new subscribers. In fact, the growth index out-performed the value index in every major economic sector.

     In 1999, the portion of the American Odyssey Emerging Opportunities Fund managed by Chartwell Investment Partners returned 45.1%, out-performing the Russell 2000 Growth Index by 2.3%. The out-performance can be attributed to our overweight position and generally solid stock picking in the technology sector. Our bets on, and stock selection in, the computer software and semiconductor industries worked well in 1999 but was somewhat diluted by our lack of exposure to and relatively poor stock selection in the internet sector. Another major source of out-performance was the consumer service sector. Despite poor performances in retailers and restaurant stocks, our bets on and stock selection in the radio broadcasting and cable television industries worked well. Our major source of under-performance was the healthcare sector. Poor industry bets and equally poor stock picking in this sector tempered the strong performance of our technology sector. Our overweight positions in the assisted living, hospital management and services to the healthcare industry stocks and our underweight position in biotechnology stocks provided more than 10% in underperformance.

     As mentioned above, technology was the story in 1999, producing four of our top five contributors. Micromuse, a service level management software provider for information technology infrastructures, was the largest contributor to 1999 return. Strong growth in information technology networks and the complexity of these networks led to strong demand for the company's products, which in turn, provided an upside earnings surprise. Mercury Interactive (MERQ), an applications testing software company, was second top contributor to 1999 return. A strong outlook for the company's software and solid execution by the company led to a string of good quarters and the strong stock performance. Semtech Corporation, an analog circuit designer and manufacturer, was our third top-performing name in the third quarter. Strong demand from the communications, computer and automated testing equipment industries for the company's power management and protection products also led to a number of strong quarters and healthy stock appreciation.

     Despite the performance dominance and record valuations of technology companies in 1999, small cap companies on the whole are significantly under-valued versus their large cap counterparts. As such, we remain quite bullish on the prospects for the small cap market with a broadening of market performance, which should benefit small caps more than large caps.

     The following commentary has been provided by SG COWEN ASSET MANAGEMENT, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. SG Cowen Asset Management managed 40% of the Fund as of December 31, 1999.

     In 1999 the portion of the Fund managed by SG Cowen Asset Management returned 27.8% outperforming the Russell 2000 (21.4%), the average Lipper Small Cap Core Manager (20.2%) and the average Lipper Small Cap Value Manager (1.3%), respectively.

     For the first year since 1994, small caps outperformed large caps. At the same time, valuation measures of small cap stocks remain at historically attractive levels. In the past, once small caps have started to outperform it has been a multi-year wave of outperformance versus large cap stocks. We believe that, with global strengthening, investors will be less concerned about liquidity and will examine opportunities beyond U.S. large cap stocks. What they will find is that one of the world's best investments is the U.S. small cap sector, which is trading at historically low valuations with excellent growth prospects.

     Our small cap strategy is to seek companies that are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products, or technology. We analyze a company's fundamental strength, preferring those with improving balance sheets and cash flows, growing market share, and experienced management with significant stock ownership.

     A prime example of the rewards of adhering to our long-held and time-tested discipline was our emphasis on energy stocks last year during a period in which most investors shunned them. We had conviction that the $10 per barrel oil price was unsustainable, and that recessions in oil-producing countries such as Saudi Arabia and Venezuela would lead them to cut back production to boost prices. We also believed that Asia's economic problems were temporary and that the Federal Reserve Board and other major central banks would be successful in creating new liquidity. Finally, we were beginning to see the first signs of geological restraint on oil output in the form of less success from exploration and faster depletion rates. Our calm and patience were rewarded. We believe that many energy stocks are still only reflecting $14 per barrel oil price and that there continues to be significant upside potential.

     In addition to energy, health care has been an important source of performance. Although healthcare as a group underperformed in 1999, our research uncovered a number of very interesting companies whose stock price performance exceeded the averages. Two examples include COR Therapeutics, a company engaged in the discovery, development and commercialization of pharmaceutical products for the treatment and prevention of cardiovascular diseases, and Zoll Medical, which designs, manufacturers and markets non-invasive cardiac resuscitation devices, external pacemaker/defibrillators, disposable electrodes, mobile EKG systems, and software that automates patient records.

     In technology, our investments in cellular, computer hardware, and software/internet performed very well and in line with those sectors of the market. As hard as it may seem, it is still possible to find value in the overheated technology and telecommunications sectors.

     Attractive valuations and consolidation in the metals sector led us to overweight copper and nickel, which also helped the Fund. Finally, our underweighting in financial services proved to be a major asset to performance, as the group generated a negative return during the fiscal year.

     We believe that our portion of the Fund contains a wide range of attractively valued companies in a variety of industries: Newport News Shipbuilding, a defense contractor likely to benefit from increases in U.S. defense spending; Calgon Carbon, a technological leader in water purification with accelerating earnings; Mid Atlantic, a well-managed HMO in a desirable geographical market; FLIR Systems, an infrared technology company; and MSC Industrial, a traditional industrial distribution company utilizing web-based opportunities to gain market share.

     The valuation characteristics remain very favorable compared to the S&P 500 Index and the Russell 2000. For example, of our portion of the Fund P/E ratio on expected calendar year 2000 earnings is 15X compared to 30X for the S&P 500, and 23X for the Russell 2000. Meanwhile, our expected earnings growth rate is 25% compared to 11% for the S&P 500 and 17% for the Russell 2000.

     Historical analysis shows that performance comes in waves. While over the last few years it certainly feels like small cap never outperforms, the opposite is more often the case in the long run. This year small cap outperformed large, and by adhering to our discipline we outperformed the small cap index and the average small cap manager. We believe that our portion of the Fund is poised to continue to deliver strong results in 2000.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

                                                                   EMERGING OPPORTUNITIES                 RUSSELL 2500**
                                                                   ----------------------                 --------------
5/17/93                                                                    10000                              10000
12/31/93                                                                   10940                              11012
12/31/94                                                                   12000                              10895
12/31/95                                                                   15867                              14349
12/31/96                                                                   15361                              17080
12/31/97                                                                   16432                              21243
12/31/98                                                                   15018                              21324
12/31/99                                                                   20531                              26474

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
      * Fund's inception date
     ** The inception date of the index presented for comparison purposes is May
        31, 1993.

                             RUSSELL 2500(R) INDEX

     The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                       AMERICAN ODYSSEY CORE EQUITY FUND

     The American Odyssey Core Equity Fund returned (0.28)% for the year ended December 31, 1999. The S&P 500 Index returned 21.03% for the same period.

     1999 was a difficult year for value-oriented investing notwithstanding the strong move in the broad market averages. Thanks to dramatic price increases among companies in the technology and telecom sectors, the market indices reached new heights and the price appreciation among the internet and e-commerce related stocks have been astounding. Among the various industry sectors, the larger capitalization companies with a growth-orientation also did well.

     The result of these events is that the market's performance was again driven by a small number of large companies with a technological orientation. Virtually all of these have very high valuations and few meet our normal criteria of having lower valuations relative to the market.

     The narrowness of the market posed a second hurdle that most value-oriented investors had difficulty overcoming. The top 50 stocks in the S&P 500 contributed a return of 22.4%, actually beating the benchmark's return. The average company in the Index, however, actually declined in price. Similarly, the median company in the Russell Value Index was off 5.6%.

     Fund performance compared unfavorably with the S&P 500 Index due largely to negative contributions from individual stock decisions and a continued underweight in technology stocks. The Fund's lesser exposure to technology relative to the benchmark posed a significant hurdle. In fact, 14 percentage points of the overall S&P 500's return came from the technology sector alone.

     The Fund benefited from both good stock selection in several of the interest rate sensitive sectors and significant exposure in the basic materials sector. Individual stocks that had a particularly positive impact on the Fund included Morgan Stanley, Dean Witter, the Tribune Company, and Columbia HCA Healthcare. These positive results, however, were more than offset by unfavorable stock contributions primarily in the technology and defense sectors. Individual stocks that had a materially negative impact on performance during the year included Compaq Computer Corp, Lockheed Martin, and McKesson HBOC.

     Our view of the market during the coming year is that we expect to see broader participation by stocks of companies that are able to generate consistent earnings growth in a benign inflationary environment. We believe those companies with global franchises, industry leadership positions, and aggressive productivity and product innovation programs will be the most advantaged. The broader market participation should encompass those large capitalization value stocks that are already discounting the effects of a US slowdown, but are not yet reflecting the benefits of globally accelerating growth.

     There are three sectors where we see salient themes developing. First, we believe the technology sector will continue to benefit as companies accelerate their productivity spending to lower costs and pursue new growth opportunities. There are industry estimates suggesting that the current installed base of servers represents only 20% of the number required to facilitate the projected volume of business and consumer transactions on the internet. This year, the industry should experience a particularly strong increase in technology spending, as capital which had been directed at Y2K remediation, is redirected toward productivity objectives.

     Second, pharmaceutical stocks are becoming increasingly attractive investment opportunities. These have come under selling pressure in anticipation of possible policy proposals which could negatively impact drug prices. We are actively looking to exploit this sell-off and invest in stocks that have promising near-term pipelines.

     Finally, our exposure to the basic material sector is predicated on our belief that the initial positive impact of any global acceleration of economic growth will be first seen in the prices of globally traded commodities.

     Our approach will be to continue to pursue the less expensive areas of the market but at the same time emphasize market leaders and companies that effectively utilize technology and emerge as leaders within their business sector. We believe it will be important to avoid companies where the competency of management, accounting, or litigation is a major concern regardless of how inexpensive they seem. There will be ample opportunity in this environment to purchase very inexpensive companies that are positioned to do well over the next few years and we are dedicated to succeed in this endeavor.

EQUINOX CAPITAL MANAGEMENT, L.L.C.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY CORE EQUITY FUND

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              AMERICAN ODYSSEY CORE EQUITY FUND AND S&P 500 INDEX

                                                                        CORE EQUITY                         S&P 500**
                                                                        -----------                         ---------
5/17/93                                                                    10000                              10000
12/31/93                                                                   10392                              10527
12/31/94                                                                   10287                              10666
12/31/95                                                                   14253                              14674
12/31/96                                                                   17555                              18043
12/31/97                                                                   22916                              24070
12/31/98                                                                   26478                              30948
12/31/99                                                                   26404                              37456

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
      * Fund's inception date
     ** The inception date of the index presented for comparison purposes is May
        31, 1993.

                                S&P 500(R) INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

     The American Odyssey Long-Term Bond Fund returned (2.74)% for the year ended December 31, 1999. The Salomon Core+5 Bond Index returned (1.69)% for the same period.

     The Long-Term Bond Fund's performance over the past 12 months trailed its benchmark by 105 basis points, as strategies produced mixed results. Mortgage and corporate overexposure was a significant positive for performance, as spreads narrowed and volatility decreased somewhat during the year. Yield curve exposure was positive as we captured the changes in yield curve during the period. Emerging market exposure was also positive for performance, and our decision to reduce portfolio convexity through the sale of options was rewarded since prices were relatively stable over the period. Unfortunately, these gains were offset by our long duration exposure throughout the period, as yields rose across the curve. Exposure to TIPS was also a drag on performance since real yields rose in line with nominal yields.

     The New Year is shaping up as one that promises relief from the tensions that have accumulated in the bond market over the past year. We've already seen some relief from the terrible spread widening of 1998, but there's room for more. Spreads eased somewhat in the first half of last year, only to swell again in the third quarter in a climax of Y2K-related hedging and new issuance. Spreads have narrowed recently as Y2K turned out to be a non-event and the outlook for earnings remained healthy. Progress toward tighter spreads has been most noticeable in the more risky sectors, particularly high yield and emerging markets. Yet spreads still remain substantially higher than long-term averages and of course, interest rates remain significantly higher than suggested by the inflation fundamentals.

     Despite the continued rise in interest rates, our outlook has not changed materially. We continue with our long-held beliefs that inflation will remain low thanks to restrictive monetary policy, and that low inflation is compatible with and even conducive to healthy economic growth. Both nominal and real yields thus appear very attractive at these levels, but our long duration exposure is tempered somewhat by the Federal Reserve's apparent focus on the strength of the economy and the level of difficulty involved in trying to anticipate this strength. Relatively high volatility continues to argue for holding a somewhat negatively convex exposure as a defensive strategy. We do not think the economic fundamentals warrant more monetary tightening than the market has already priced in, so we continue to emphasize a neutral to somewhat bulleted yield curve exposure. Corporate spreads continue to represent excellent value, so we remain overweight to the sector, particularly to credits in the lower end of the quality scale. Mortgage spreads, on the other hand, have declined enough to warrant a somewhat less aggressive overweight position than in the past. With the continued rise in real interest rates, inflation-indexed bonds continue to offer exceptional value as well as attractive hedging properties, so we remain aggressively overweight. High yield and emerging market sectors continue to offer excellent value, but lingering systemic risk argues for careful selection and well-diversified exposures.

WESTERN ASSET MANAGEMENT COMPANY
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE +5 BOND INDEX

                                                                       LONG-TERM BOND                   SALOMON CORE +5**
                                                                       --------------                   -----------------
5/17/93                                                                    10000                              10000
12/31/93                                                                   11072                              10513
12/31/94                                                                   10433                              10130
12/31/95                                                                   12773                              12283
12/31/96                                                                   12947                              12677
12/31/97                                                                   14445                              14027
12/31/98                                                                   15750                              15300
12/31/99                                                                   15318                              15041

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
      * Fund's inception date
     ** The inception date of the index presented for comparison purposes is May
        31, 1993.

                      SALOMON BROTHERS CORE +5 BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     The American Odyssey Intermediate-Term Bond Fund returned 1.50% for the year ended December 31, 1999. The Lehman Government/Corporate Intermediate Bond Index returned 0.39% for the same period.

     In the U.S., the decade closed out with peace and prosperity. Rolling 12-month core inflation and unemployment both hit 30-year lows, while consumer confidence hit a 30-year high and productivity a 7-year high. Housing and auto activity broke records, but both contributed to some small inflationary signs and began to taper as interest rates had some minor impact. Consumers continued to drive the economy by spending. The savings rate dropped to negative territory, as compared to income, but this is justified in consumers' minds by enormous wealth creation powered by the stock market. Spending as a fraction of assets is actually low. The budget surplus and trade deficit both widened, while the dollar hit euro parity. The year pulled the U.S. economic expansion to within two months of shattering an all-time longevity record. In the process, it brought the Treasury curve higher by 179 basis points at the 10-year level to 6.44% and surged equities once again, the S&P exceeding a 20% total return for the fifth year in a row. The Federal Open Market Committee drove a 75 basis points tightening in three separate moves that reversed three crisis-driven decreases in the overnight rate the previous year. This was done as economies worldwide recovered from the Asian contagion.

     The bond market is bearish, having priced in 75 more basis points of Fed tightening in the first six months of the year. Higher rates are not drawing as much attention to bonds as they normally would, given the type of equity returns seen recently. This complacency indicates that rate-increase anticipation is warranted. We are therefore of a slightly short-duration mindset, remaining very close to neutral due to the negative sentiment that has already been priced in. The risk to an upward rate surprise lies in the potential for the market to view the Fed as being behind the curve in the control of inflation. Additionally, a weakening of the dollar would also contribute to rising rates.

     Spreads have tightened since their wide levels last summer but remain historically high and therefore could continue to tighten 20-25 basis points in the next 6-12 months. Dealer appetite bouncing back after position-reductions following 1998's crisis and Y2K should push this trend. An opposing spread force remains the fact that government debt will probably continue to decrease, thereby lowering treasury yields.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

                                                                   INTERMEDIATE-TERM BOND              LBGC INTERMEDIATE**
                                                                   ----------------------              -------------------
5/17/93                                                                    10000                              10000
12/31/93                                                                   10455                              10403
12/31/94                                                                   10157                              10203
12/31/95                                                                   11682                              11763
12/31/96                                                                   12143                              12241
12/31/97                                                                   13066                              13204
12/31/98                                                                   14315                              14168
12/31/99                                                                   14381                              14371

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
---------------
      * Fund's inception date
     ** The inception date of the index presented for comparison purposes is May
        31, 1993.

          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                            Intentionally Left Blank

Statements of Assets and Liabilities
American Odyssey Funds, Inc. / December 31, 1999

                                Global                         Emerging                                     Intermediate-
                              High-Yield    International    Opportunities    Core Equity      Long-Term         Term
                              Bond Fund      Equity Fund         Fund             Fund         Bond Fund      Bond Fund
                            -------------  ---------------   --------------   -------------   -----------   ---------------
ASSETS
  Investments in
    securities, at
    cost.................   $ 96,722,187    $ 242,368,404   $  297,137,847   $ 378,516,923   $ 250,106,091  $  131,342,510
----------------------------------------------------------------------------------------------------------------------------
Investments in
  securities, at value
  (see accompanying
  Portfolio of
  Investments) (Note
  2).....................   $ 92,774,210    $ 382,674,318   $  369,840,596   $ 455,017,013   $ 239,132,697  $  128,916,305
Cash...................        1,869,566        3,399,279        8,069,976      16,114,993      17,710,386           1,583
Cash, denominated in
  foreign currency (cost,
  $3,457,443)............             --        2,895,251               --              --              --              --
Receivables for:
  Investment securities
    sold.................             --               --        4,386,289          46,146              --              --
  Capital share
    subscriptions........         30,807          105,416           81,431         112,847          63,810         117,815
  Unrealized appreciation
    on forward foreign
    currency contracts
    (Note 8).............             --           23,888               --              --              --              --
  Interest...............      2,142,970           10,227           19,602          44,908       2,685,397       2,240,903
  Dividends..............             --          115,874           99,162         881,927              --              --
  Foreign tax reclaims...             --          288,879              290             163              --              --
Prepaid expenses.........             --               --               --          54,887              --              --
                            ------------    -------------     ------------    ------------    ------------    ------------
  Total assets...........     96,817,553      389,513,132      382,497,346     472,272,884     259,592,290     131,276,606
                            ------------    -------------     ------------    ------------    ------------    ------------

LIABILITIES
Payables for:
  Investment securities
    purchased............             --               --        8,173,484       1,164,664              --              --
  Delayed delivery
    transactions (Note
    9)...................             --               --               --              --       4,757,688              --
  Capital share
    redemptions..........        102,909          374,073          459,291         445,380         213,031          77,582
  Unrealized depreciation
    on forward foreign
    currency contracts
    (Note 8).............             --          433,706               --              --              --              --
  Variation margin on
    open futures
    contracts (Note 6)...             --               --               --              --          33,031              --
  Options written
    (premiums received
    $158,007) (Note 7)...             --               --               --              --          89,281              --
Payable to Adviser.......         54,587          183,127          217,262         220,739         106,779          54,106
Accrued expenses.........         38,393           29,904            8,981          24,736          24,910          21,641
                            ------------    -------------     ------------    ------------    ------------    ------------
  Total liabilities......        195,889        1,020,810        8,859,018       1,855,519       5,224,720         153,329
                            ------------    -------------     ------------    ------------    ------------    ------------
NET ASSETS...............   $ 96,621,664    $ 388,492,322   $  373,638,328   $ 470,417,365   $ 254,367,570  $  131,123,277
                            ============    =============     ============    ============    ============    ============

Capital shares
  outstanding............      9,382,126       17,396,094       22,758,704      26,709,805      24,991,095      12,658,199
                            ============    =============     ============    ============    ============    ============
Net asset value per
  share..................   $      10.30    $       22.33   $        16.42   $       17.61   $       10.18  $        10.36
                            ============    =============     ============    ============    ============    ============

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par....   $     93,821    $     173,961   $      227,587   $     267,098   $     249,911  $      126,582
Additional
  paid-in-capital........     96,712,113      231,527,649      286,221,789     366,741,041     256,451,243     129,092,295
Undistributed net
  investment income......      9,124,401        3,371,638           55,097       5,738,472      16,204,242       7,390,343
Accumulated net realized
  gain (loss) on
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     (5,360,694)      14,098,563       14,431,106      21,170,664      (7,349,889)     (3,059,738)
Net unrealized
  appreciation
  (depreciation) on
  investments,
  translation of assets
  and liabilities in
  foreign currencies,
  futures contracts and
  option contracts.......     (3,947,977)     139,320,511       72,702,749      76,500,090     (11,187,937)     (2,426,205)
                            ------------    -------------     ------------    ------------    ------------    ------------
                            $ 96,621,664    $ 388,492,322   $  373,638,328   $ 470,417,365   $ 254,367,570   $ 131,123,277
                            ============    =============     ============    ============    ============    ============


    The accompanying notes are an integral part of the financial statements.

Statements of Operations
American Odyssey Funds, Inc. / For the year ended December 31, 1999

                                Global                         Emerging                                            Intermediate-
                              High-Yield    International    Opportunities      Core Equity           Long-Term         Term
                              Bond Fund      Equity Fund         Fund               Fund              Bond Fund      Bond Fund
                            -------------  ---------------   --------------     -------------        -----------   ---------------
INVESTMENT INCOME
Dividends................   $        --    $  5,044,573 (1)   $  1,175,460 (2)   $  8,440,784 (3)   $     35,000    $          --
Interest.................     9,803,352         206,432            350,830            273,015         17,419,117        8,138,446
                            -----------    ------------       ------------       ------------       ------------    -------------
  Total Income...........     9,803,352       5,251,005          1,526,290          8,713,799         17,454,117        8,138,446
                            -----------    ------------       ------------       ------------       ------------    -------------

EXPENSES
Management fees (Note
  3).....................       597,092       1,907,212          2,230,930          2,695,731          1,244,205          620,940
Audit fees...............        16,801          16,801             14,699             14,699             15,199           15,199
Director's fees &
  expenses...............         6,673          23,159             20,083             36,237             19,768            9,961
Custodian fees...........        87,722         337,400            218,025            261,217            166,015           80,071
Legal fees...............        12,637          14,232              8,647             13,536              7,386            3,196
Printing expense.........         9,552          32,592             61,120             45,107             25,078           12,693
Miscellaneous expense....         3,232          12,669             13,311             24,710             10,635            5,315
                            -----------    ------------       ------------       ------------       ------------    -------------
  Total expenses before
    directed brokerage
    arrangements.........       733,709       2,344,065          2,566,815          3,091,237          1,488,286          747,375
                            -----------    ------------       ------------       ------------       ------------    -------------

Less:
    Expenses paid under
      directed brokerage
      arrangements (Note
      4).................            --         (31,943)          (100,493)          (117,187)                --               --
                            -----------    ------------       ------------       ------------       ------------    -------------
    Total expense
      reductions.........            --         (31,943)          (100,493)          (117,187)                --               --
                            -----------    ------------       ------------       ------------       ------------    -------------
    Net expenses.........       733,709       2,312,122          2,466,322          2,974,050          1,488,286          747,375
                            -----------    ------------       ------------       ------------       ------------    -------------
    Net investment income
      (loss).............     9,069,643       2,938,883           (940,032)         5,739,749         15,965,831        7,391,071
                            -----------    ------------       ------------       ------------       ------------    -------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions, futures
    contracts and option
    contracts............      (111,640)     20,320,218         17,511,829         21,659,887         (7,494,141)      (3,059,738)
  Net realized loss on
    foreign currency
    transactions.........       (50,204)       (332,971)                --                 --                 --               --
  Net increase (decrease)
    in unrealized
    appreciation of
    investments, futures
    contracts and option
    contracts............       136,297      73,574,893         84,620,566        (27,761,775)       (15,331,895)      (2,404,548)
  Net change in
    unrealized
    appreciation of
    foreign currency
    transactions.........           748           6,254                 --                 --                 --               --
                            -----------    ------------       ------------       ------------       ------------    -------------
    Net realized and
      unrealized gain
      (loss) on
      investments........       (24,799)     93,568,394        102,132,395         (6,101,888)       (22,826,036)      (5,464,286)
                            -----------    ------------       ------------       ------------       ------------    -------------
  Net increase (decrease)
    in net assets from
    operations...........   $ 9,044,844    $ 96,507,277       $101,192,363       $   (362,139)      $ (6,860,205)   $   1,926,785
                            ===========    ============       ============       ============       ============    =============

(1) Net of foreign taxes withheld of $644,879
(2) Net of foreign taxes withheld of $10,796
(3) Net of foreign taxes withheld of $14,516


    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
 American Odyssey Funds, Inc.


                                                   Global High-Yield Bond Fund                    International Equity Fund
                                                -------------------------------------          ------------------------------------
                                                 Year ended              Year ended             Year ended             Year ended
                                                 December 31             December 31            December 31            December 31
                                                    1999                    1998                   1999                   1998
                                                -------------           -------------          -------------          -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................                       $   9,069,643           $   5,449,397          $   2,938,883          $   3,398,408
Net realized gain (loss)
  on investment
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                            (161,844)             (4,430,589)            19,987,247             (8,298,571)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                             137,045              (4,468,929)            73,581,147             41,865,674
                                                -------------           -------------          --------------         -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........                           9,044,844              (3,450,121)            96,507,277             36,965,511
                                                -------------             -----------          -------------          -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................                          (5,442,107)                (20,259)                    --             (5,154,657)
From net realized gains
  on investment
  transactions...........                                  --                      --                     --            (10,221,210)
                                                -------------           -------------          -------------          -------------
  Total distributions to
    shareholders.........                          (5,442,107)                (20,259)                    --            (15,375,867)
                                                -------------           -------------          -------------          -------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................                          11,770,533              30,761,703             37,055,222             44,196,631
Distributions
  reinvested.............                           5,442,107                  20,259                     --             15,375,867
Cost of shares
  repurchased............                          (6,201,785)             (4,124,056)           (45,141,918)           (17,661,458)
                                                -------------           -------------          -------------          -------------
  Net increase from
    capital share
    transactions..........                         11,010,855              26,657,906             (8,086,696)            41,911,040
                                                -------------           -------------          -------------          -------------
Net increase (decrease)
  in net assets..........                          14,613,592              23,187,526             88,420,581             63,500,684
NET ASSETS
  Beginning of year........                        82,008,072              58,820,546            300,071,741            236,571,057
                                                -------------           -------------          -------------          -------------
End of year..............                       $  96,621,664           $  82,008,072          $ 388,492,322          $ 300,071,741
                                                =============           =============          =============          =============
Undistributed net
  investment income......                       $   9,124,401           $   5,442,468          $   3,371,638          $     797,921
                                                =============           =============          =============          =============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................                           8,265,528               5,704,494             17,809,092             15,277,557
Capital shares issued....                           1,172,084               2,964,963              2,008,249              2,695,337
Capital shares from
  distributions
  reinvested.............                             554,751                   1,925                     --                918,510
Capital shares
  redeemed...............                            (610,237)               (405,854)            (2,421,247)            (1,082,312)
                                                -------------           -------------          -------------          -------------
Capital shares
  outstanding, end of
  year...................                           9,382,126               8,265,528             17,396,094             17,809,092
                                                =============           =============          =============          =============

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
 American Odyssey Funds, Inc.

                                       Emerging Opportunities Fund           Core Equity Fund               Long-Term Bond Fund
                                      -----------------------------    ----------------------------    ----------------------------
                                        Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
                                        December 31     December 31     December 31     December 31     December 31     December 31
                                           1999            1998            1999            1998            1999            1998
                                      -------------   -------------    ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................             $    (940,032)  $    (559,128)   $  5,739,749    $  6,077,410    $ 15,965,831    $ 14,292,425
Net realized gain (loss)
  on investment
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                17,511,829      24,973,514      21,659,887      64,714,251      (7,494,141)      7,398,857
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                84,620,566     (45,105,846)    (27,761,775)     (4,421,205)    (15,331,895)       (853,133)
                                      -------------   -------------    ------------    ------------    ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........               101,192,363     (20,691,460)       (362,139)     66,370,456      (6,860,205)     20,838,149
                                      -------------   -------------    ------------    ------------    ------------    ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................                        --              --      (6,078,603)        (40,202)    (14,567,381)       (114,595)
From net realized gains
  on investment
  transactions...........               (25,671,500)             --     (65,203,554)    (48,900,936)     (6,872,189)     (4,441,593)
                                      -------------   -------------    ------------    ------------    ------------    ------------
  Total distributions to
    shareholders.........               (25,671,500)             --     (71,282,157)    (48,941,138)    (21,439,570)     (4,556,188)
                                      -------------   -------------    ------------    ------------    ------------    ------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................                37,091,677      49,422,449      44,663,905      58,159,646      33,031,799      31,060,308
Distributions
  reinvested.............                25,671,500              --      71,282,157      48,941,138      21,439,570       4,556,188
Cost of shares
  repurchased............               (32,975,517)    (19,287,612)    (46,837,663)    (66,274,935)    (26,168,840)    (16,387,992)
                                      -------------   -------------    ------------    ------------    ------------    ------------
  Net increase from
    capital share
    transactions.........                29,787,660      30,134,837      69,108,399      40,825,849      28,302,529      19,228,504
                                      -------------   -------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in net assets..........               105,308,523       9,443,377      (2,535,897)     58,255,167           2,754      35,510,465
NET ASSETS
Beginning of year........               268,329,805     258,886,428     472,953,262     414,698,095     254,364,816     218,854,351
                                      -------------   -------------    ------------    ------------    ------------    ------------
End of year..............             $ 373,638,328   $ 268,329,805    $470,417,365    $472,953,262    $254,367,570    $254,364,816
                                      =============   =============    ============    ============    ============    ============
Undistributed net
  investment income......             $      55,097              --    $  5,738,472    $  6,077,406    $ 16,204,242    $ 14,565,934
                                      =============   =============    ============    ============    ============    ============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................                20,493,456      18,071,430      22,953,325      20,812,710      22,145,289      20,383,564
Capital shares issued....                 2,777,931       3,809,758       2,346,314       2,836,416       3,132,985       2,806,155
Capital shares from
  distributions
  reinvested.............                 1,903,002              --       3,765,566       2,387,373       2,133,290         414,953
Capital shares
  redeemed...............                (2,415,685)     (1,387,732)     (2,355,400)     (3,083,174)     (2,420,469)     (1,459,383)
                                      -------------   -------------    ------------    ------------    ------------    ------------
Capital shares
  outstanding, end of
  year...................                22,758,704      20,493,456      26,709,805      22,953,325      24,991,095      22,145,289
                                      =============   =============    ============    ============    ============    ============

                                       Intermediate-Term Bond Fund
                                      -----------------------------
                                       Year ended      Year ended
                                       December 31     December 31
                                          1999            1998
                                      -------------   -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................             $   7,391,071   $   6,595,258
Net realized gain (loss)
  on investment
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                (3,059,738)      3,745,609
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........                (2,404,548)       (608,893)
                                      -------------   -------------
Net increase (decrease)
  in net assets
  resulting from
  operations...........                   1,926,785       9,731,974
                                      -------------   -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................                (6,579,835)        (37,668)
From net realized gains
  on investment
  transactions...........                (3,746,306)       (542,497)
                                      -------------   -------------
  Total distributions to
    shareholders.........               (10,326,141)       (580,165)
                                      -------------   -------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................                17,720,772      17,626,605
Distributions
  reinvested.............                10,326,141         580,165
Cost of shares
  repurchased............               (14,882,803)     (9,595,690)
                                      -------------   -------------
  Net increase from
    capital share
    transactions.........                13,164,110       8,611,080
                                      -------------   -------------
Net increase (decrease)
  in net assets..........                 4,764,754      17,762,889
NET ASSETS
Beginning of year........               126,358,523     108,595,634
                                      -------------   -------------
End of year..............             $ 131,123,277   $ 126,358,523
                                       ============    ============
Undistributed net
  investment income......             $   7,390,343   $   6,579,802
                                      =============   =============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................                11,356,645      10,531,347
Capital shares issued....                 1,678,567       1,650,973
Capital shares from
  distributions
  reinvested.............                 1,012,367          54,629
Capital shares
  redeemed...............                (1,389,380)       (880,304)
                                      -------------   -------------
Capital shares
  outstanding, end of
  year...................                12,658,199      11,356,645
                                      =============   =============

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                               Global High-Yield Bond Fund
                                       -----------------------------------------------------------------------
                                                                 Year ended December 31,
                                       -----------------------------------------------------------------------
                                        1999          1998 (1)           1997            1996           1995
                                       -------       ----------        --------        --------       --------
NET ASSET VALUE
  Beginning of year......              $  9.92          $ 10.31         $ 10.24         $ 10.22        $  9.68
                                       -------          -------         -------         -------        -------
OPERATIONS
  Net investment
    income (2)...........                 0.96             0.66            0.55            0.37           0.51
  Net realized and
    unrealized gain
    (loss) on
    investments..........                 0.07            (1.05)           0.08            0.02           0.54
                                       -------          -------         -------         -------        -------
  Total from investment
    operations...........                 1.03            (0.39)           0.63            0.39           1.05
                                       -------          -------         -------         -------        -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....                (0.65)           (0.00)          (0.56)          (0.37)         (0.51)
                                       -------          -------         -------         -------        -------
  Total distributions....                (0.65)           (0.00)          (0.56)          (0.37)         (0.51)
                                       -------          -------         -------         -------        -------
NET ASSET VALUE
  End of year............              $ 10.30          $  9.92         $ 10.31         $ 10.24        $ 10.22
                                       =======          =======         =======         =======        =======
TOTAL RETURN (3).........                10.68%           (3.76)%          6.11%           3.80%         10.86%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............              $96,622          $82,008         $58,821         $48,673        $25,855
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......                 0.83%            0.78%           0.66%           0.68%          0.76%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements.......                 0.83%            0.78% (5)       0.74% (5)       0.75% (5)      0.75% (5)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements (4)...                 0.83%            0.78%           0.74%           0.75%          0.75%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......                10.25%            7.56%           5.53%           5.54%          5.77%
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements.......                10.25%            7.56%           5.45%           5.47%          5.78%
  Portfolio turnover
    rate.................                45.15%          193.04%         200.78%         154.51%         93.37%

--------------------------------------------------------------------------------

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2) Net of expense reimbursements and repayments.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(5) Unaudited.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                             International Equity Fund
                               ---------------------------------------------------------------------------------------
                                                               Year ended December 31,
                               ---------------------------------------------------------------------------------------
                                   1999            1998                1997                1996                1995
                               -----------     -----------         -----------         -----------         -----------
NET ASSET VALUE
  Beginning of year .......    $     16.85     $     15.48         $     15.08         $     12.68         $     10.76
                               -----------     -----------         -----------         -----------         -----------
OPERATIONS
  Net investment
    income (1) ............           0.17            0.09                0.57                0.29                0.17
  Net realized and
    unrealized gain on
    investments ...........           5.31            2.21                0.19                2.48                1.87
                               -----------     -----------         -----------         -----------         -----------
Total from investment
  operations ..............           5.48            2.30                0.76                2.77                2.04
                               -----------     -----------         -----------         -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income .....             --           (0.31)              (0.24)              (0.30)              (0.12)
  Distributions from net
    realized gains on
    investments ...........             --           (0.62)              (0.06)              (0.07)                 --
  Distributions in excess
    of net investment
    income or realized
    gains .................             --              --               (0.06)                 --                  --
                               -----------     -----------         -----------         -----------         -----------
Total distributions .......             --           (0.93)              (0.36)              (0.37)              (0.12)
                               -----------     -----------         -----------         -----------         -----------
NET ASSET VALUE
  End of year .............    $     22.33     $     16.85         $     15.48         $     15.08         $     12.68
                               ===========     ===========         ===========         ===========         ===========
TOTAL RETURN (2) ..........          32.52%          14.91%               5.04%              21.93%              19.00%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted) ..............    $   388,492     $   300,072         $   236,571         $   187,109         $    92,115
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ........           0.72%           0.73%               0.79%               0.86%               1.00%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements ........           0.72%           0.73% (4)           0.79% (4)           0.86% (4)           1.09%(4)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements (3) ....           0.71%           0.72%               0.77%               0.83%               1.08%
Ratios of net
      investment income to
      average net assets:
      Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ........           0.90%           1.22%               1.61%               1.51%               1.70%
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements ........           0.91%           1.23%               1.63%               1.54%               1.62%
  Portfolio turnover
    rate ..................          18.36%          20.65%              23.08%              21.54%              31.40%

----------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and dircted brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the limitation.

(4)  Unaudited.


   The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                             Emerging Opportunities Fund
                               ----------------------------------------------------------------------------------------
                                                                Year ended December 31,
                               ----------------------------------------------------------------------------------------
                                   1999             1998                1997                1996                1995
                               -----------      -----------         -----------         -----------         -----------
NET ASSET VALUE
  Beginning of year .......    $     13.09      $     14.33         $     13.42         $     15.02         $     11.84
                               -----------      -----------         -----------         -----------         -----------
OPERATIONS
  Net investment
    loss (1) ..............          (0.04)              --                  --                  --                  --
  Net realized and
    unrealized gain
    (loss) on
    investments ...........           4.58            (1.24)               0.91               (0.47)               3.81
                               -----------      -----------         -----------         -----------         -----------
  Total from investment
    operations ............           4.54            (1.24)               0.91               (0.47)               3.81
                               -----------      -----------         -----------         -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from net
    realized gains on
    investments ...........          (1.21)              --                  --               (1.13)              (0.58)
  Distributions in excess
    of net investment
    income or realized
    gains .................             --               --                  --                  --               (0.05)
                               -----------      -----------         -----------         -----------         -----------
  Total distributions .....          (1.21)              --                  --               (1.13)              (0.63)
                               -----------      -----------         -----------         -----------         -----------
NET ASSET VALUE
  End of year .............    $     16.42      $     13.09         $     14.33         $     13.42         $     15.02
                               ===========      ===========         ===========         ===========         ===========
TOTAL RETURN (2) ..........          36.71%           (8.65)%              6.78%              (3.03)%             32.23%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted) ..............    $   373,638      $   268,330         $   258,886         $   171,278         $   157,193
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ........           0.87%            0.87%               0.86%               0.72%               0.77%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements ........           0.87%            0.87% (4)           0.86% (4)           0.72% (4)           0.77% (4)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements (3) ....           0.83%            0.86%               0.86%               0.72%               0.77%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ........          (0.36)%          (0.23)%             (0.20)%             (0.34)%             (0.26)%
  After
repayments/reimbursements
      and directed
      brokerage
      arrangements ........          (0.32)%          (0.22)%             (0.20)%             (0.34)%             (0.26)%
  Portfolio turnover
    rate ..................         113.01%          138.02%              80.36%              43.00%              36.02%

----------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(4)  Unaudited.

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                                Core Equity Fund
                             ----------------------------------------------------------------------------------------
                                                             Year ended December 31,
                             ----------------------------------------------------------------------------------------
                                 1999             1998                1997                1996                1995
                             -----------      -----------         -----------         -----------         -----------
NET ASSET VALUE
  Beginning of year .....    $     20.61      $     19.93         $     15.49         $     13.32         $     10.06
                             -----------      -----------         -----------         -----------         -----------
OPERATIONS
  Net investment
    income (1) ..........           0.22             0.26                0.24                0.26                0.25
  Net realized and
    unrealized gain
    (loss) on
    investments .........          (0.06)            2.82                4.65                2.83                3.63
                             -----------      -----------         -----------         -----------         -----------
  Total from investment
    operations ..........           0.16             3.08                4.89                3.09                3.88
                             -----------      -----------         -----------         -----------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...          (0.27)           (0.00)              (0.24)              (0.27)              (0.24)
  Distributions from net
    realized gains on
    investments .........          (2.89)           (2.40)              (0.21)              (0.65)              (0.37)
  Distributions in excess
    of net investment
    income or realized
    gains ...............             --               --                  --                  --               (0.01)
                             -----------      -----------         -----------         -----------         -----------
  Total distributions ...          (3.16)           (2.40)              (0.45)              (0.92)              (0.62)
                             -----------      -----------         -----------         -----------         -----------
NET ASSET VALUE
  End of year ...........    $     17.61      $     20.61         $     19.93         $     15.49         $     13.32
                             ===========      ===========         ===========         ===========         ===========
TOTAL RETURN (2) ........          (0.28)%          15.54%              31.67%              23.20%              38.56%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted) ............    $   470,417      $   472,953         $   414,698         $   273,772         $   183,735
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ......           0.64%            0.65%               0.67%               0.68%               0.72%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements ......           0.64%            0.65% (4)           0.67% (4)           0.68% (4)           0.72% (4)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements (3) ..           0.62%            0.61%               0.65%               0.66%               0.70%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ......           1.17%            1.30%               1.36%               1.93%               2.32%
  After
repayments/reimbursements
      and directed
      brokerage
      arrangements ......           1.19%            1.34%               1.38%               1.95%               2.33%
  Portfolio turnover
    rate ................          56.15%           51.52%              45.54%              45.73%              38.44%

----------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(4)  Unaudited.

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                                      Long-Term Bond Fund
                                  --------------------------------------------------------------------------------------------
                                                                    Year ended December 31,
                                  --------------------------------------------------------------------------------------------
                                      1999              1998                 1997                 1996                 1995
                                  -----------       -----------          -----------          -----------          -----------
NET ASSET VALUE
  Beginning of year .........     $     11.49       $     10.74          $     10.15          $     10.53          $      9.37
                                  -----------       -----------          -----------          -----------          -----------

OPERATIONS
  Net investment income (1) .            0.65              0.66                 0.61                 0.50                 0.53
  Net realized and
    unrealized gain (loss) on
    investments .............           (0.98)             0.31                 0.61                (0.36)                1.57
                                  -----------       -----------          -----------          -----------          -----------
  Total from investment
    operations ..............           (0.33)             0.97                 1.22                 0.14                 2.10
                                  -----------       -----------          -----------          -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net
    investment income .......           (0.67)            (0.01)               (0.62)               (0.52)               (0.57)
  Distributions from net
    realized gains on
    investments .............           (0.31)            (0.21)               (0.01)                  --                (0.27)
  Distributions in excess
    of net investment
    income or realized gains               --                --                   --                   --                (0.10)
                                  -----------       -----------          -----------          -----------          -----------
  Total distributions .......           (0.98)            (0.22)               (0.63)               (0.52)               (0.94)
                                  -----------       -----------          -----------          -----------          -----------

NET ASSET VALUE
  End of year ...............     $     10.18       $     11.49          $     10.74          $     10.15          $     10.53
                                  ===========       ===========          ===========          ===========          ===========
TOTAL RETURN (2) ............           (2.74)%            9.04%               12.01%                1.34%               22.44%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted) ................     $   254,368       $   254,365          $   218,854          $   160,695          $   114,612
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
    and directed brokerage
    arrangements ............            0.60%             0.60%                0.62%                0.63%                0.66%
  After
repayments/reimbursements
    and before directed
    brokerage arrangements ..            0.60%             0.60%(4)             0.62%(4)             0.63%(4)             0.70%(4)
  After
repayments/reimbursements
    and directed brokerage
    arrangements (3) ........            0.60%             0.60%                0.62%                0.63%                0.70%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
    and directed brokerage
    arrangements ............            6.41%             5.96%                6.22%                5.88%                6.67%
  After
repayments/reimbursements
    and directed brokerage
    arrangements ............            6.41%             5.96%                6.22%                5.88%                6.63%
  Portfolio turnover
    rate ....................           81.29%           224.48%              358.67%              369.32%              381.53%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(4) Unaudited

  The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.


                                                                    Intermediate-Term Bond Fund
                              --------------------------------------------------------------------------------------------
                                                                      Year ended December 31,
                              --------------------------------------------------------------------------------------------
                                  1999              1998                 1997                 1996                 1995
                              -----------       -----------          -----------          -----------          -----------
NET ASSET VALUE
  Beginning of year .....     $     11.13       $     10.31          $     10.20          $     10.38          $      9.61
                              -----------       -----------          -----------          -----------          -----------
OPERATIONS
  Net investment
    income (1) ..........            0.59              0.58                 0.59                 0.61                 0.54
  Net realized and
    unrealized gain
    (loss) on
    investments .........           (0.44)             0.29                 0.17                (0.20)                0.90
                              -----------       -----------          -----------          -----------          -----------
  Total from investment
    operations ..........            0.15              0.87                 0.76                 0.41                 1.44
                              -----------       -----------          -----------          -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...           (0.59)            (0.00)               (0.60)               (0.59)               (0.55)
  Distributions from net
    realized gains on
    investments .........           (0.33)            (0.05)               (0.05)                  --                (0.07)
  Distributions in excess
    of net investment
    income or realized
    gains ...............              --                --                   --                   --                (0.05)
                              -----------       -----------          -----------          -----------          -----------
  Total distributions ...           (0.92)            (0.05)               (0.65)               (0.59)               (0.67)
                              -----------       -----------          -----------          -----------          -----------
NET ASSET VALUE
  End of year ...........     $     10.36       $     11.13          $     10.31          $     10.20          $     10.38
                              ===========       ===========          ===========          ===========          ===========
TOTAL RETURN (2) ........            1.50%             8.48%                7.50%                3.95%               15.01%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted) ............     $   131,123       $   126,359          $   108,596          $    86,385          $    73,480
    Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
     and directed
     brokerage
     arrangements .......            0.59%             0.60%                0.63%                0.66%                0.68%
  After
repayments/reimbursements
     and before directed
     brokerage
     arrangements .......            0.59%             0.60% (4)            0.63% (4)            0.66% (4)            0.75% (4)
  After
repayments/reimbursements
     and directed
     brokerage
     arrangements (3) ...            0.59%             0.60%                0.63%                0.66%                0.75%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
     and directed
     brokerage
     arrangements .......            5.83%             5.50%                5.90%                5.77%                6.19%
  After
repayments/reimbursements
     and directed
     brokerage
     arrangements .......            5.83%             5.50%                5.90%                5.77%                6.11%
  Portfolio turnover
    rate ................          317.23%           407.24%              215.97%              191.20%              137.14%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(4) Unaudited.

  The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 1999


Principal
Amount (a)                                                           Value
-------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 37.9%
Corporate Debt -- 12.4%
$  400,000     Ainsworth Lumber Co., Yankee-Dollar
               (PIK)
               12.500%, 07/15/07............................       $    440,000
   250,000     Algoma Steel, Inc., Yankee-Dollar
               12.375%, 07/15/05............................            234,375
 1,000,000     Banco Nacional Comerico Exterior SNC
               7.250%, 02/02/04.............................            936,250
   350,000     Call-Net Enterprises, Inc., Yankee-Dollar
               8.000%, 08/15/08.............................            266,000
   250,000     Call-Net Enterprises, Inc.,
               Yankee-Dollar, Step Up
               8.940%, 08/15/08.............................            122,500
   200,000     Canadian Airlines Corp., Yankee-Dollar
               10.000%, 05/01/05............................            153,000
   200,000     Canadian Airlines Corp., Yankee-Dollar
               12.250%, 08/01/06............................            109,000
   400,000     Cenargo International Plc, Yankee-Dollar
               9.750%, 06/15/08.............................            333,000
   500,000     Clearnet Communications, Inc.,
               Yankee-Dollar, Step Up
               14.750%, 12/15/05............................            490,000
   500,000     Diamond Cable Communications Plc,
               Yankee-Dollar, Step Up
               10.750%, 02/15/07............................            398,750
   500,000     Dolphin Telecom Plc, Yankee-Dollar, Step
               Up
               11.500%, 06/01/08............................            228,750
   150,000     Doman Industries Ltd., Yankee-Dollar
               8.750%, 03/15/04.............................            129,000

Principal
Amount (a)                                                           Value
-------------------------------------------------------------------------------
$  200,000     Energis PLC
               9.750%, 06/15/09.............................     $      208,000
   350,000     Hermes Euro Rail, Yankee-Dollar
               11.500%, 08/15/07............................            357,875
   400,000     HMV Media Group Plc Series B,
               Yankee-Dollar
               10.250%, 05/15/08............................            348,000
   300,000     Imax Corp., Yankee-Dollar
               7.875%, 12/01/05.............................            282,000
   360,000     Indah Kiat Fin Mauritius, Euro-Dollar
               10.000%, 07/01/07............................            266,400
   400,000     International Utility Structures,
               Yankee-Dollar
               10.750%, 02/01/08............................            338,000
   250,000     Intrawest Corp., Yankee-Dollar
               9.750%, 08/15/08.............................            246,250
   500,000     MetroNet Communications Corp.,
               Yankee-Dollar, Step Up
               9.950%, 06/15/08.............................            394,760
   500,000     Microcell Telecommunication, Inc.
               Series B, Yankee-Dollar, Step Up
               14.000%, 06/01/06............................            440,000
   400,000     Millar Western Forest Products,
               Yankee-Dollar
               9.875%, 05/15/08.............................            400,000
   320,000     Nuevo Grupo Iusacell SA, 144A
               14.250%, 12/01/06............................            332,000
   400,000     Regional Independent Media,
               Yankee-Dollar
               10.500%, 07/01/08............................            407,500
   400,000     Repap New Brunswick, Yankee-Dollar
               10.625%, 04/15/05............................            372,000

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)


Principal
Amount (a)                                                         Value
----------------------------------------------------------------------------
$   250,000   RSL Communications Plc, Yankee-Dollar
              10.500%, 11/15/08.......................          $    236,250
    400,000   Sea Containers Inc.
              10.750%, 10/15/06.......................               402,000
    250,000   Sun International Hotels Ltd.,
              Yankee-Dollar
              9.000%, 03/15/07........................               238,750
    250,000   TeleWest Communications Plc,
              Yankee-Dollar
              9.625%, 10/01/06........................               254,375
    400,000   TeleWest Communications Plc,
              Yankee-Dollar, Step Up
              11.750%, 10/01/07.......................               373,000
  1,230,000   Transportacion Ferroviaria Mexicana SA,
              Yankee-Dollar, Step Up
              0.000%, 06/15/09........................               790,275
    450,000   United Pan-Europe Communications NV,
              144A, Step Up
              12.500%, 08/01/09.......................               255,375
  2,865,000   Vnesheconombank, Variable Rate
              0.000%, 12/15/15........................               466,133
    300,000   Worldwide Fiber, Inc. 144A
              12.000%, 08/01/09.......................               310,500
    350,000   ZSC Specialty Chemical Plc 144A
              11.000%, 07/01/09.......................               364,875
                                                                 -----------
                                                                  11,924,943
                                                                 -----------
Government Obligations -- 25.5%
    690,000   Bulgaria Government Discount Note
              Series A, Variable Rate
              6.500%, 07/28/24........................               551,137

Principal
Amount (a)                                                         Value
----------------------------------------------------------------------------
$   680,000   Bulgaria-FLIRB Series A, Variable Rate
              2.750%, 07/28/12........................          $    489,600
    600,000   Bulgaria-FLIRB Series PDI (Brady)
              6.500%, 07/28/11........................               473,250
    250,000   Central Bank of Nigeria Series WW,
              Variable Rate
              6.250%, 11/15/20........................               145,625
    809,223   Ecuador - PDI (Brady)
              3.750%, 02/27/15........................               194,214
      1,387   Ecuador Global Bond - PDI
              3.813%, 12/29/49........................                   333
    133,900   Ecuador Global Bond - PDI, Variable Rate
              3.750%, 02/27/15........................                32,136
      8,371   Ecuador Global Bond - PDI, Variable Rate
              6.625%, 02/27/15........................                 2,009
    825,000   Ministry of Finance Russia Global Bond
              10.000%, 06/26/07.......................               491,933
  1,065,000   Ministry of Finance Russia Global Bond
              Series R
              8.750%, 07/24/05........................               662,962
    175,000   Ministry of Finance Russia Global Bond
              Series R
              9.250%, 11/27/01........................               137,922
    780,000   Ministry of Finance Russia Global Bond,
              Series REGS, Euro-Dollar
              11.000%, 07/24/18.......................               471,900
    950,000   Ministry of Finance Russia, 144A
              11.000%, 07/24/18.......................               572,375
    485,000   Ministry of Finance Russia, 144A
              12.750%, 06/24/28.......................               335,862
    520,000   Peru-FLIRB - Series US, Variable Rate
              3.750%, 03/07/17........................               321,100

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)


Principal
Amount (a)                                                        Value
---------------------------------------------------------------------------
$  385,000     Peru-PDI - Series US, Variable Rate
               4.500%, 03/07/17........................        $    264,687
   170,000     Poland - Bearer - PDI, Step Up
               5.000%, 10/27/14........................             150,450
   705,000     Republic of Argentina
               11.375%, 01/30/17.......................             701,475
   600,000     Republic of Argentina Global Bond
               9.750%, 09/19/27........................             543,000
   250,000     Republic of Argentina Global Bond
               11.750%, 04/07/09.......................             251,250
   390,000     Republic of Argentina Global Bond
               Series BGL
               11.000%, 10/09/06.......................             387,075
   660,000     Republic of Argentina Global Bond,
               Variable Rate
               6.880%, 03/31/23........................             523,050
 1,909,600     Republic of Argentina Series BB,
               Variable Rate
               6.810%, 03/31/05........................           1,737,736
 1,550,000     Republic of Argentina Series L-GP, Step
               Up
               6.000%, 03/31/23........................           1,019,125
 1,276,183     Republic of Argentina Series PRO1,
               (ARS) Variable Rate
               2.953%, 04/01/07........................             882,931
   870,000     Republic of Brazil
               10.125%, 05/15/27.......................             746,460
   915,974     Republic of Brazil - C Bond, Variable
               Rate
               8.000%, 04/15/14........................             688,125
 2,535,609     Republic of Brazil - C Bond, Variable
               Rate (PIK)
               5.000%, 04/15/14........................           1,904,876
     5,802     Republic of Brazil - C Bond, Variable
               Rate (PIK)
               8.000%, 04/15/14........................               4,359

Principal
Amount (a)                                                        Value
---------------------------------------------------------------------------
$1,240,000     Republic of Brazil - DCBL - Series 1
               (Brady)
               7.000%, 04/15/12........................         $   923,800
   510,000     Republic of Brazil - NMB L (Brady),
               Variable Rate
               5.938%, 04/15/09........................             415,013
   790,000     Republic of Brazil - Series RG,
               Variable Rate
               6.875%, 04/15/12........................             588,550
    16,061     Republic of Brazil C Bond Series L,
               Variable Rate
               8.000%, 04/15/14........................              12,066
 1,132,700     Republic of Brazil Series EI-L,
               Variable Rate
               6.940%, 04/15/06........................             996,776
 1,090,400     Republic of Brazil Series EI-RG,
               Variable Rate
               6.125%, 04/15/06........................             959,552
   175,000     Republic of Colombia
               Global Bond Series NOV
               9.750%, 04/23/09........................             167,781
   295,000     Republic of Colombia, Variable Rate,
               Yankee-Dollar
               11.440%, 08/13/05.......................             283,200
   470,000     Republic of Panama
               8.875%, 09/30/27........................             394,800
   700,000     Republic of Philippines Global Bond
               9.875%, 01/15/19........................             692,125
   135,000     Republic of Turkey Global Bond
               11.875%, 11/05/04.......................             139,725
 1,150,000     Republic of Venezuela
               9.250%, 09/15/27........................             759,000
   761,900     Republic of Venezuela Series DL,
               Variable Rate
               6.313%, 12/18/07........................             599,996
    90,000     United Mexican States Global Bond
               11.500%, 05/15/26.......................             107,325

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)


Principal
Amount  (a)                                                     Value
-----------------------------------------------------------------------
$  810,000      United Mexican States
                Global Bond Series XW
                10.375%, 02/17/09.......................    $   862,650
   320,000      United Mexican States Global Bond,
                Series EMTN
                9.750%, 04/06/05........................        331,200
   250,000      United Mexican States Series B
                6.250%, 12/31/19........................        196,875
   750,000      United Mexican States Series D, Variable
                Rate
                6.900%, 12/31/19........................        702,188
 1,075,000      United Mexican States Series W-A
                6.250%, 12/31/19........................        846,563
                                                       ----------------
                                                             24,666,142
                                                       ----------------

TOTAL FOREIGN OBLIGATIONS
        (Cost $34,715,392)..............................     36,591,085
                                                       ----------------
U.S. CORPORATE OBLIGATIONS -- 56.8%
   300,000      Ackerley Group, Inc. Series B
                9.000%, 01/15/09........................        294,000
   400,000      Adelphia Communications Corp. Series B
                8.375%, 02/01/08........................        372,000
   250,000      Advance Stores Co., Inc. Series B
                10.250%, 04/15/08.......................        218,750
   250,000      Advanced Glassfiber Yarns
                9.875%, 01/15/09........................        235,000
   300,000      Aetna Industries, Inc.
                11.875%, 10/01/06.......................        291,000
   300,000      Agrilink Foods, Inc.
                11.875%, 11/01/08.......................        303,000
   150,000      AirGate PCS, Inc., Step Up
                13.500%, 10/01/09.......................         84,000
   400,000      Allied Holdings, Inc. Series B
                8.625%, 10/01/07........................        354,000

Principal
Amount  (a)                                                     Value
-----------------------------------------------------------------------
$  350,000      Allied Waste North America Series B
                7.875%, 01/01/09........................      $ 311,062
   150,000      American Axle & Manufacturing Holdings,
                Inc.
                9.750%, 03/01/09........................        151,875
   400,000      American Cellular Corp.
                10.500%, 05/15/08.......................        443,000
   400,000      American Eco Corp. Series B
                9.625%, 05/15/08........................        206,500
   400,000      American Lawyer Media, Inc. Series B
                9.750%, 12/15/07........................        390,000
   250,000      American Media Operations, Inc., 144A
                10.250%, 05/01/09.......................        251,875
   400,000      Ameristar Casinos, Inc. Series B
                10.500%, 08/01/04.......................        408,000
   200,000      Ampex Corp. Series B
                12.000%, 03/15/03.......................        201,250
   300,000      Anthony Crane Rentals Series B
                10.375%, 08/01/08.......................        256,500
   300,000      Applied Extrusion Technologies, Inc.
                Series B
                11.500%, 04/01/02.......................        304,500
   200,000      Arcadia Financial Ltd.
                11.500%, 03/15/07.......................        209,000
   400,000      Archibald Candy Corp.
                10.250%, 07/01/04.......................        388,000
   400,000      Aurora Foods, Inc. Series B
                8.750%, 07/01/08........................        383,000
   400,000      Avalon Cable Holdings LLC, Step Up
                11.875%, 12/01/08.......................        263,000
   400,000      Axia, Inc.
                10.750%, 07/15/08.......................        368,500
   250,000      Aztar Corp.
                8.875%, 05/15/07........................        241,250

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

Principal
Amount  (a)                                                     Value
-----------------------------------------------------------------------
$  200,000      B&G Foods, Inc. 144A
                9.625%, 08/01/07........................      $ 178,500
   250,000      Ball Corp.
                8.250%, 08/01/08........................        241,875
   350,000      Bayou Steel Corp.
                9.500%, 05/15/08........................        328,562
   250,000      Big City Radio, Inc., Step Up
                0.000%, 03/15/05........................        167,500
   300,000      Booth Creek Ski Holdings
                12.500%, 03/15/07.......................        218,250
   200,000      Brand Scaffold Services, Inc.
                10.250%, 02/15/08.......................        182,000
   400,000      Building Materials Corp. Series B
                7.750%, 07/15/05........................        366,000
   200,000      Caprock Communications Corp.
                11.500%, 05/01/09.......................        205,250
   400,000      CapStar Broadcasting, Step Up
                12.750%, 02/01/09.......................        357,500
   250,000      Carrols Corp.
                9.500%, 12/01/08........................        228,750
   400,000      Casino Magic Corp. (Louisiana) Series B
                13.000%, 08/15/03.......................        451,000
   500,000      Century Communications Corp. Series B
                0.000%, 01/15/08 (b)....................        215,000
   250,000      Charter Communications Holdings LLC
                Series B
                9.920%, 04/01/11........................        147,812
   250,000      Classic Cable, Inc. Series B
                9.375%, 08/01/09........................        246,875
   400,000      Classic Communications, Inc., Step Up
                13.250%, 08/01/09.......................        278,500
   400,000      Coaxial Communications, Inc.
                10.000%, 08/15/06.......................        394,000


Principal
Amount  (a)                                                     Value
-----------------------------------------------------------------------
$  250,000      Coinstar, Inc., Step Up
                13.000%, 10/01/06.......................      $ 251,563
   400,000      Collins & Aikman Corp. Series B
                10.000%, 01/15/07.......................        394,000
   200,000      Condor Systems, Inc., 144A
                11.875%, 05/01/09.......................        151,250
   300,000      Continental Resources, Inc.
                10.250%, 08/01/08.......................        265,877
   221,000      Contour Energy Co.
                14.000%, 04/15/03.......................        217,685
   150,000      Contour Energy Corp. Series B
                10.375%, 10/15/06.......................         61,875
   400,000      Cumulus Media, Inc.
                10.375%, 07/01/08.......................        418,000
   400,000      Diamond Brands, Inc.
                10.125%, 04/15/08.......................        310,000
   300,000      Diamond Triumph Autoglass 144A
                9.250%, 04/01/08........................        211,500
   500,000      DIVA Systems Corp. Series B, Step Up
                12.625%, 03/01/08.......................        182,500
   400,000      Dobson Communications Corp.
                11.750%, 04/15/07.......................        451,000
   250,000      Dobson/Sygnet Communications Corp.
                12.250%, 12/15/08.......................        276,250
   250,000      Dura Operating Corp. Series B
                9.000%, 05/01/09........................        236,875
   400,000      e. spire Communications, Inc., Step Up
                10.625%, 07/01/08.......................        153,000
   500,000      e. spire Communications, Inc., Step Up
                13.000%, 11/01/05.......................        250,000

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)


Principal
Amount (a)                                                                    Value
---------------------------------------------------------------------------------------
    $ 400,000     Eagle Family Foods Series B
                  8.750%, 01/15/08........................                    $ 304,000
      400,000     Eagle Geophysical, Inc. Series B
                  10.750%, 07/15/08.......................                       34,000
      300,000     Earthwatch, Inc., 144A, Step Up
                  13.000%, 07/15/07.......................                      205,500
      400,000     Echostar DBS Corp.
                  9.375%, 02/01/09........................                      404,000
      400,000     Empress Entertainment, Inc.
                  8.125%, 07/01/06........................                      404,000
      400,000     Exodus Communications, Inc.
                  11.250%, 07/01/08.......................                      415,000
      250,000     Falcon Holding Group LP Series B
                  8.375%, 04/15/10........................                      251,875
      300,000     Fisher Scientific International, Inc.
                  9.000%, 02/01/08........................                      289,125
      300,000     Fitzgerald Gaming Corp. Series B
                  12.250%, 12/15/04.......................                      161,250
      400,000     Fleming Companies, Inc. Series B
                  10.500%, 12/01/04.......................                      370,000
      500,000     Focal Communications Corp. Series B,
                  Step Up
                  12.125%, 02/15/08.......................                      310,000
      300,000     Fountain View, Inc. Series B
                  11.250%, 04/15/08.......................                      229,500
      250,000     Friendly Ice Cream Corp.
                  10.500%, 12/01/07.......................                      214,375
      300,000     Frontier Oil Corp.
                  11.750%, 11/15/09.......................                      297,000
      250,000     FrontierVision Operating Partners LP
                  Series B
                  11.875%, 09/15/07.......................                      225,000
      400,000     Galey & Lord, Inc., 144A
                  9.125%, 03/01/08........................                       88,000

Principal
Amount (a)                                                                    Value
--------------------------------------------------------------------------------------
    $ 350,000     Gaylord Container Corp. Series B
                  9.750%, 06/15/07........................                    $ 329,000
      400,000     General Binding Corp.
                  9.375%, 06/01/08........................                      194,000
      300,000     Geo Specialty Chemicals
                  10.125%, 08/01/08.......................                      277,500
      250,000     Global Crossing Holdings Ltd.
                  9.625%, 05/15/08........................                      251,250
      250,000     Global Crossing Holdings Ltd., 144A
                  9.125%, 11/15/06........................                      248,438
      400,000     Globalstar L.P.
                  11.500%, 06/01/05.......................                      266,000
      300,000     Globe Manufacturing Corp. Series B
                  10.000%, 08/01/08.......................                      145,500
      250,000     Globix Corp.
                  13.000%, 05/01/05.......................                      253,750
      300,000     Golden Sky DBS, Inc. Series B
                  13.500%, 03/01/07.......................                      184,125
      250,000     Gothic Production Corp. Series B
                  11.125%, 05/01/05.......................                      210,625
      400,000     Granite Broadcasting Corp.
                  8.875%, 05/15/08........................                      386,000
      400,000     Great Lakes Carbon Corp. Series B (PIK)
                  10.250%, 05/15/08.......................                      382,000
      400,000     GST USA, Inc., Step Up
                  11.875%, 12/15/05.......................                      295,000
      200,000     Gulf States Steel-Alabama
                  13.500%, 04/15/03.......................                       20,000
      400,000     Hard Rock Hotel, Inc. Series B
                  9.250%, 04/01/05........................                      296,000
      350,000     Hayes Lemerez International, Inc.

                  Series B
                  8.250%, 12/15/08........................                      323,750

The accompanying notes are an integral part of the financial statements.
                                                                              37

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

Principal
Amount (a) Value
---------------------------------------------------------------------------------------
    $ 400,000     HMH Properties Series B
                  7.875%, 08/01/08........................                    $ 358,500
      250,000     Holley Performance Products, Inc., 144A
                  12.250%, 09/15/07.......................                      240,000
      450,000     Hollinger International Publishing, Inc.
                  9.250%, 02/01/06........................                      445,500
      250,000     Hollywood Casino Corp.
                  11.250%, 05/01/07.......................                      262,500
      400,000     Hollywood Park, Inc. Series B
                  9.500%, 08/01/07........................                      398,000
      400,000     Home Products International, Inc.
                  9.625%, 05/15/08........................                      367,000
      350,000     Horseshoe Gaming LLC Series B
                  9.375%, 06/15/07........................                      350,000
      350,000     Huntsman Corp., 144A
                  9.500%, 07/01/07........................                      333,375
      400,000     Hyperion Telecommunications, Inc.
                  Series B, Step Up
                  13.000%, 04/15/03.......................                      356,000
      400,000     ICN Pharmaceuticals, Inc. Series B
                  9.250%, 08/15/05........................                      383,000
      400,000     IMPAC Group, Inc. Series B
                  10.125%, 03/15/08.......................                      366,000
      400,000     InSight Health Services Corp.
                  9.625%, 06/15/08........................                      378,000
      300,000     Interep National Radio Sales, Inc.
                  Series B
                  10.000%, 07/01/08.......................                      288,750
      250,000     Intermedia Communication, Inc. Series B
                  8.600%, 06/01/08........................                      230,000
      400,000     International Home Foods, Inc.
                  10.375%, 11/01/06.......................                      415,000
Principal
Amount (a) Value
---------------------------------------------------------------------------------------
    $ 350,000     Isle of Capri Casinos, Inc.
                  8.750%, 04/15/09........................                    $ 323,750
      400,000     ITC DeltaCom, Inc.
                  8.875%, 03/01/08........................                      385,000
      400,000     IXC Communications, Inc.
                  9.000%, 04/15/08........................                      404,000
      335,000     Jackson Products, Inc.
                  9.500%, 04/15/05........................                      309,875
      400,000     James Cable Partners LP Series B
                  10.750%, 08/15/04.......................                      407,000
      250,000     Jazz Casino Co.
                  5.927%, 11/15/09........................                      151,250
      250,000     JL French Auto Casting
                  11.500%, 06/01/09.......................                      256,875
      400,000     Jones Intercable, Inc.
                  8.875%, 04/01/07........................                      409,216
      400,000     Jordan Telecommunications Products
                  Series B
                  9.875%, 08/01/07........................                      434,000
      250,000     Key Energy Services, Inc.
                  14.000%, 01/15/09.......................                      274,375
      400,000     Keystone Consolidated Industries, Inc.
                  9.625%, 08/01/07........................                      358,000
      150,000     Knology Holdings, Inc., Step Up
                  11.875%, 10/15/07.......................                      100,500
      400,000     L-3 Communications Corp.
                  8.500%, 05/15/08........................                      377,000
      300,000     Lady Luck Gaming Corp.
                  11.875%, 03/01/01.......................                      297,000
      400,000     Laroche Industries, Inc. Series B
                  9.500%, 09/15/07........................                      112,000
      400,000     Level 3 Communications, Inc.
                  9.125%, 05/01/08........................                      378,000
      400,000     Lodestar Holdings Inc.
                  11.500%, 05/15/05.......................                      202,000

   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

Principal
Amount (a)                                                              Value
------------------------------------------------------------------------------
$   400,000    Logix Communications Enterprise
               12.250%, 06/15/08.......................   $            290,000
    200,000    Lyondell Chemical Co.
               9.875%, 05/01/07........................                205,000
    200,000    Magellan Health Services, Inc.
               9.000%, 02/15/08........................                163,000
    250,000    Majestic Star Casino LLC Series B
               10.875%, 07/01/06.......................                242,500
    400,000    Maxim Group, Inc. Series B
               9.250%, 10/15/07........................                319,000
    500,000    McLeodUSA, Inc., Step Up
               10.500%, 03/01/07.......................                405,000
    200,000    Mediacom LLC
               7.875%, 02/15/11........................                177,000
    300,000    Mohegan Tribal Gaming Authority
               8.750%, 01/01/09........................                296,250
    300,000    Motors and Gears, Inc. Series D
               10.750%, 11/15/06.......................                299,250
    200,000    Mrs. Fields Holding Co. - Unit, Step Up
               14.000%, 12/01/05.......................                113,000
    400,000    Mrs. Fields Original Cookies Series D
               10.125%, 12/01/04.......................                326,000
    400,000    NE Restaurant Company, Inc.
               10.750%, 07/15/08.......................                356,000
    250,000    Nebraska Book Co., Inc.
               8.750%, 02/15/08........................                221,250
    500,000    Nextel Communications, Inc., Step Up
               9.950%, 02/15/08........................                351,250
    500,000    Nextel Partner, Inc., Step Up
               0.000%, 02/01/09........................                337,500
    300,000    NEXTLINK Communications, Inc.
               9.625%, 10/01/07........................                294,750
Principal
Amount (a)                                                              Value
------------------------------------------------------------------------------
$   400,000    Northland Cable Television
               10.250%, 11/15/07.......................   $            403,000
    500,000    NTL, Inc., Step Up
               9.750%, 04/01/08........................                348,750
    500,000    NTL Communications Corp. Series B,
               Step Up
               12.375%, 10/01/08.......................                356,250
    250,000    Orion Network, Inc.
               11.250%, 01/15/07.......................                188,750
    400,000    Outboard Marine Corp. Series B
               10.750%, 06/01/08.......................                306,000
    250,000    Oxford Automotive, Inc. Series D
               10.125%, 06/15/07.......................                236,250
    400,000    Oxford Health Plans, Inc.
               11.000%, 05/15/05.......................                386,000
    300,000    Packaged Ice, Inc. Series B
               9.750%, 02/01/05........................                276,000
    400,000    Pathmark Stores, Inc.
               9.625%, 05/01/03........................                296,000
    400,000    Philipp Brothers Chemicals, Inc.
               9.875%, 06/01/08........................                358,000
    300,000    Pioneer Americas Acquisition Corp.
               Series B
               9.250%, 06/15/07........................                238,500
    200,000    Players International, Inc.
               10.875%, 04/15/05.......................                210,000
     50,000    Port Royal Holdings, Inc.
               10.250%, 10/01/07.......................                 51,500
    400,000    Premier International Foods Plc., 144A
               12.000%, 09/01/09.......................                394,000
    400,000    Price Communication Wireless, Inc.
               Series B
               9.125%, 12/15/06........................                407,000
    400,000    Primus Telecomm Group, Inc. Series B
               9.875%, 05/15/08........................                368,000

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

Principal
Amount (a)                                                            Value
------------------------------------------------------------------------------
$   200,000    Protection One, Inc., 144A
               8.125%, 01/15/09........................   $            108,000
    250,000    PSINet, Inc.
               11.500%, 11/01/08.......................                262,500
    135,000    PTC International Finance II SA
               11.250%, 12/01/09.......................                132,975
    500,000    Qwest Communications International,
               Inc., Step Up
               9.470%, 10/15/07........................                405,655
    250,000    R & B Falcon Corp. Series B
               6.950%, 04/15/08........................                213,750
    400,000    Regal Cinemas, Inc.
               9.500%, 06/01/08........................                304,000
    300,000    Republic Technology International LLC,
               144A
               13.750%, 07/15/09.......................                199,500
    200,000    Rhythms NetConnections, Inc.
               12.750%, 04/15/09.......................                194,500
    200,000    Rural Cellular Corp. Series B
               9.625%, 05/15/08........................                205,500
    300,000    Russell-Stanley Holdings, Inc.
               10.875%, 02/15/09.......................                262,500
    139,050    S.D. Warren Co.
               14.000%, 12/15/06.......................                156,431
    350,000    S.D. Warren Co. Series B
               12.000%, 12/15/04.......................                364,875
    300,000    Salem Communications Corp. Series B
               9.500%, 10/01/07........................                300,000
    600,000    Santa Fe Hotel, Inc.
               11.000%, 12/15/00.......................                588,000
    250,000    Sbarro, Inc., 144A
               11.000%, 09/15/09.......................                261,250
    250,000    Sequa Corp.
               9.000%, 08/01/09........................                243,125
    300,000    Sinclair Broadcast Group, Inc.
               10.000%, 09/30/05.......................                298,500
Principal
Amount (a)                                                              Value
------------------------------------------------------------------------------
$   250,000    SITEL Corp.
               9.250%, 03/15/06........................    $           239,375
    400,000    Sprint Spectrum LP
               11.000%, 08/15/06.......................                442,256
    300,000    Stanadyne Automotive Corp. Series B
               10.250%, 12/15/07.......................                245,250
    400,000    Startec Global Communications Corp.
               12.000%, 05/15/08.......................                352,000
    300,000    Station Casinos, Inc.
               9.750%, 04/15/07........................                303,000
    150,000    Sterling Chemicals, Inc.
               11.750%, 08/15/06.......................                112,500
    250,000    Teligent Inc.
               11.500%, 12/01/07.......................                243,750
    300,000    Tenet Healthcare Corp. Series B
               8.125%, 12/01/08........................                280,500
    400,000    Thermadyne Holdings Corp.
               9.875%, 06/01/08........................                350,500
    300,000    Time Warner Telecom LLC
               9.750%, 07/15/08........................                307,500
    400,000    Trans World Airlines, Inc.
               11.375%, 03/01/06.......................                167,000
    250,000    Transportation Manufacturing Operations
               11.250%, 05/01/09.......................                257,188
    400,000    Tri-state Outdoor Media
               11.000%, 05/15/08.......................                395,000
    400,000    Tropical Sportswear International Corp.
               Series B 144A
               11.000%, 06/15/08.......................                386,000
    500,000    United International Holdings, Inc.
               Series B, Step Up
               10.750%, 02/15/08.......................                316,250

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

Principal
Amount (a)                                                      Value
------------------------------------------------------------------------------
$   250,000    United Rentals (North America), Inc.
               Series B
               9.250%, 01/15/09........................   $            241,250
    400,000    US Office Products Co. 144A
               9.750%, 06/15/08........................                204,000
    300,000    US Unwired, Inc., 144A, Step Up
               13.375%, 11/01/09.......................                177,000
    400,000    Vectura Group, Inc. Series B
               10.250%, 06/30/08.......................                386,000
    300,000    Voicestream Wireless Corp.
               10.375%, 11/15/09.......................                309,000
    400,000    Waste Systems International, Inc.,
               Convertible 144A
               7.000%, 05/13/05........................                332,000
    400,000    WCI Steel, Inc. Series B
               10.000%, 12/01/04.......................                411,000
    500,000    Winstar Communications, Inc., Step Up
               14.000%, 10/15/05.......................                485,000
    300,000    Wiser Oil Co.
               9.500%, 05/15/07........................                231,750
    400,000    Young Broadcasting, Inc. Series B
               8.750%, 06/15/07........................                383,000
                                                               ---------------
TOTAL U.S. CORPORATE OBLIGATIONS
(Cost $61,249,358).....................................             54,864,720

                                                               ---------------
Shares                                                          Value
------------------------------------------------------------------------------
COMMON STOCKS    -- 0.9%
    1,760        Globix Corp.............................       $      105,600
   27,137        Price Communications Corp...............              754,748
                                                                --------------
                                                                       860,348
                                                                --------------
TOTAL COMMON STOCKS
  (Cost $343,540)........................................              860,348
                                                                --------------
PREFERRED STOCKS -- 0.4%
      200        Benedek Communications (PIK), 11.5%.....              163,000
      233        Rural Cellular Corp. Series B (PIK),
                 11.375%.................................              239,407
                                                                --------------
TOTAL PREFERRED STOCKS
  (Cost $398,616)........................................              402,407
                                                                --------------
WARRANTS         -- 0.0%
      150        Airgate PCS Inc.........................               16,996
      250        Central Bank of Nigeria.................                    0
    1,200        Classic Communications, Inc.............               20,004
    1,500        DIVA Systems............................               12,000
      250        Key Energy Services, Inc................                6,250
      400        Startec Global Communications Corp......                  400
1,153,000        United Mexican States...................                    0
                                                                --------------

TOTAL WARRANTS
  (Cost $15,281).........................................               55,650
                                                                --------------
                                                                    92,774,210
TOTAL INVESTMENTS -- 96.0%
 (Cost $96,722,187)......................................
Other assets in excess of liabilities -- 4.0%                        3,847,454
                                                                --------------
TOTAL NET ASSETS -- 100.0%                                      $   96,621,664
                                                                ==============

   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 1999 (continued)

NOTES TO THE PORTFOLIO OF INVESTMENTS:


ARS -- Argentinian Peso
FLIRB -- Front Loaded Interest Reduction Bond
PDI -- Past Due Interest
PIK -- Payment in Kind
Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
Euro-Dollar -- Securities issued offshore that pay interest and principal in U.S. Dollars.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-
  U.S. companies in the U.S.
144A -- Securities restricted for resale to Qualified Institutional
  Buyers
Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at December 31, 1999, which are subject to change based on the terms of the security, including varying reset dates.
(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
(b) Security is a zero coupon bond.

    The accompanying notes are an integral part of the financial statements.
42

Investments by Country
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 1999


                                                Percentage of
COUNTRY                                         Net Assets
-----------------------------------------------------------------
United States                                          57.5%
Brazil                                                  7.5
Argentina                                               6.3
Mexico                                                  5.3
Canada                                                  4.9
Great Britain                                           3.7
Russia                                                  3.2
Bulgaria                                                1.6
Venezuela                                               1.4
Bermuda                                                 0.7
Philippines                                             0.7
Netherlands                                             0.6
Peru                                                    0.6
Colombia                                                0.5
Panama                                                  0.4
India                                                   0.3
Bahama Islands                                          0.2
Ecuador                                                 0.2
Poland                                                  0.2
Nigeria                                                 0.1
Turkey                                                  0.1
                                                  ---------
Total                                                  96.0%
                                                  =========


The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
   American Odyssey Funds, Inc. / International Equity Fund / December 31, 1999

Shares                                                    Value
----------------------------------------------------------------------
COMMON STOCKS -- 98.5%
AEROSPACE & DEFENSE -- 0.0%
   18,009 British Aerospace Plc................        $ 119,003
                                                  --------------
AUTOMOTIVE -- 2.0%
  126,464 Bayerische Motoren Werke AG..........         3,840,674
   63,000 Honda Motor Co., Ltd.................         2,338,919
   44,345 Michelin - B.........................         1,733,433
                                                  ---------------
                                                        7,913,026
                                                  ---------------
BANKING -- 10.7%
  150,346 ABN Amro Holdings....................         3,737,166
   14,500 Acom Co., Ltd........................         1,418,055
  388,282 Banco de Santander...................         4,374,346
  107,000 Bank of Tokyo-Mitsubishi, Ltd........         1,488,627
  212,240 Barclay's Plc........................         6,095,639
   49,400 Bayerische Hypo-Und Vereinsbank AG...         3,357,026
  394,439 Lloyds TSB Group Plc.................         4,923,624
  242,550 National Australia Bank Ltd..........         3,697,942
  125,285 National Westminster Bank Plc........         2,685,559
  145,050 Overseas-Chinese Banking Corp. Ltd...         1,332,081
   12,300 Takefuji Corp........................         1,536,974
   18,218 UBS AG - Registered..................         4,893,849
  279,445 Westpac Banking Corp.................         1,921,212
                                                  ---------------
                                                       41,462,100
                                                  ---------------
BEVERAGES, FOOD & TOBACCO -- 3.9%
  401,755 British American Tobacco Plc.........         2,277,629
  438,260 Cadbury Schweppes Plc................         2,641,744

Shares                                                    Value
----------------------------------------------------------------------
  442,056 Diageo Plc...........................   $     3,548,074
    3,633 Nestle SA............................         6,620,384
                                                  ---------------
                                                       15,087,831
                                                  ---------------
BUILDING MATERIALS -- 0.0%
  121,000 Hume Industries......................           122,912
                                                  ---------------
CHEMICALS -- 1.2%
    5,851 Celanese AG *........................           106,147
   81,000 Fuji Photo Film......................         2,951,786
    2,490 Lonza AG *...........................         1,505,761
                                                  ---------------
                                                        4,563,694
                                                  ---------------
COMMERCIAL SERVICES -- 2.8%
   43,025 Brambles Industries Ltd..............         1,185,885
  109,636 Vivendi..............................         9,851,485
                                                  ---------------
                                                       11,037,370
                                                  ---------------
COMMUNICATIONS -- 12.6%
   22,995 Alcatel Alsthom......................         5,254,923
  395,650 Cable & Wireless Plc.................         6,689,136
  338,564 DBS Group Holdings Ltd...............         5,547,879
   31,400 Ericsson LM - B......................         2,010,504
   85,500 Koninklijke - KPN NV.................         8,304,017
   42,000 Marconi Plc..........................           741,560
  659,348 Telecom Italia SpA...................         9,252,103
2,219,354 Vodafone Group Plc...................        10,972,264
                                                  ---------------
                                                       48,772,386
                                                  ---------------
CONGLOMERATES -- 0.5%
    2,490 Alusuisse Lonza Holdings.............         1,826,202
                                                  ---------------
ELECTRIC UTILITIES -- 1.4%
   53,475 EDP - Electricidade de Portugal SA...           928,855
  170,000 Hong Kong Electric Holdings Ltd......           531,420

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 1999 (continued)

Shares                                                                Value
--------------------------------------------------------------------------------
 63,015                 National Power Plc...................... $       364,094
 75,970                 Veba AG.................................       3,673,985
                                                                -----------------
                                                                       5,498,354
                                                                -----------------

ELECTRICAL EQUIPMENT -- 3.0%
268,000                 Hitachi Ltd.............................       4,294,084
640,020                 Invensys Plc............................       3,476,205
  6,300                 Keyence Corp............................       2,554,344
  6,800                 Mabuchi Motor Co., Ltd..................       1,184,544
                                                                -----------------
                                                                      11,509,177
                                                                -----------------

ELECTRONICS -- 9.3%
 57,000                 Murata Manufacturing Co., Ltd...........      13,365,246
 58,000                 Pioneer Corp............................       1,529,970
 14,300                 Rohm Co., Ltd...........................       5,867,812
 52,150                 Sony Corp...............................      15,437,881
                                                                -----------------
                                                                      36,200,909
                                                                -----------------

ENTERTAINMENT & LEISURE -- 0.7%
124,217                 EMI Group Plc...........................       1,216,221
519,700                 Hilton Group Plc........................       1,660,545
                                                                -----------------
                                                                       2,876,766
                                                                -----------------
FINANCIAL SERVICES -- 1.3%
 58,348                 Fortis (NL) NV..........................       2,090,743
147,600                 HSBC Holdings Plc *....................        2,069,632
311,850                 Old Mutual Plc *........................         846,891
                                                                -----------------
                                                                       5,007,266
                                                                -----------------

FOOD RETAILERS -- 1.3%
132,220                 Koninklijke Ahold NV....................       3,894,884
171,600                 TI Group Plc............................       1,313,701
                                                                -----------------
                                                                       5,208,585
                                                                -----------------

Shares                                                                Value
--------------------------------------------------------------------------------
HEAVY CONSTRUCTION -- 0.4%
 45,000                 Pohang Iron & Steel Co. Ltd. ADR........ $     1,575,000
                                                                -----------------

HEAVY MACHINERY -- 4.6%
 73,733                 Mannesmann AG...........................      17,699,688
                                                                -----------------

INDUSTRIAL MACHINE
 SERVICES -- 0.4%
 86,138                 Viag AG.................................       1,571,321
                                                                -----------------

INSURANCE -- 9.8%
410,055                 Allied Zurich Plc.......................       4,821,181
 50,120                 Axa.....................................       6,952,571
194,375                 ING Groep NV............................      11,677,642
401,605                 Prudential Corp.........................       7,896,639
  3,193                 Schweizerische Ruckversicherungs-
                        Gesellschaft............................       6,524,704
                                                                -----------------
                                                                      37,872,737
                                                                -----------------

MEDIA - BROADCASTING
 & PUBLISHING -- 4.6%
103,900                 Elsevier NV.............................       1,235,090
503,132                 Granada Group Plc.......................       5,088,375
455,891                 News Corp., Ltd.........................       4,411,976
100,250                 Pearson Plc.............................       3,237,925
116,000                 Singapore Press Holdings Ltd............       2,513,558
 27,100                 VNU NV..................................       1,417,333
                                                                -----------------
                                                                      17,904,257
                                                                -----------------

MEDICAL SUPPLIES -- 2.3%
 20,000                 Hoya Corp...............................       1,572,956
152,000                 Takeda Chemical Industries Ltd..........       7,499,391
                                                                -----------------
                                                                       9,072,347
                                                                -----------------

OFFICE EQUIPMENT -- 2.4%
231,000                 Canon...................................       9,162,823
                                                                -----------------

OIL & GAS -- 5.0%
375,189                 ENI SpA.................................       2,053,259
 61,510                 Royal Dutch Petroleum Co................       3,751,495

   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 1999 (continued)

Shares                                                                  Value
---------------------------------------------------------------------------------
801,623                 Shell Transport & Trading............... $     6,647,218
 53,450                 Total SA - B............................       7,098,422
                                                                -----------------
                                                                      19,550,394
                                                                -----------------

PHARMACEUTICALS -- 7.4%
110,000                 AstraZeneca Group Plc...................       4,552,735
 79,947                 Aventis SA *............................       4,623,587
248,800                 Glaxo Wellcome Plc......................       7,017,354
  4,022                 Novartis AG.............................       5,874,460
  5,650                 Roche Holding AG........................       6,671,144
                                                                -----------------
                                                                      28,739,280
                                                                -----------------

REAL ESTATE -- 1.2%
241,000                 Cheung Kong (Holdings) Ltd..............       3,061,519
139,000                 Sun Hung Kai Properties Ltd.............       1,448,380
                                                                -----------------
                                                                       4,509,899
                                                                -----------------

RETAILERS -- 1.5%
144,000                 KAO Corp................................       4,101,019
122,000                 Shiseido Co., Ltd.......................       1,775,978
                                                                -----------------
                                                                       5,876,997
                                                                -----------------

TELEPHONE SYSTEMS -- 7.4%
 30,525                  Korea Telecom Corp. ADR.................      2,281,744
  1,700                  Nippon Telegraph & Telephone Corp.......      2,906,551
  3,150                  NTT DoCoMo..............................     12,094,671
 31,780                  Tele Danmark A/S - B....................      2,350,004
145,555                  Telecom Corp. of New Zealand Ltd........        683,162
216,332                  Telefonica SA *.........................      5,377,386
568,850                  Telstra Corp., Ltd......................      3,081,972
                                                                -----------------
                                                                      28,775,490
                                                                -----------------

Shares                                                                  Value
---------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
 55,910                 Railtrack Group Plc..................... $       937,147
 77,900                 TNT Post Group NV.......................       2,221,357
                                                                -----------------
                                                                       3,158,504
                                                                -----------------

TOTAL COMMON STOCKS
  (Cost $242,368,404)...............................                 382,674,318
                                                                -----------------

TOTAL INVESTMENTS -- 98.5%
  (Cost $242,368,404)...............................                 382,674,318
Other assets in excess of liabilities -- 1.5%                          5,818,004
                                                                -----------------

TOTAL NET ASSETS -- 100.0%                                       $   388,492,322
                                                                =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
* -- Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

Investments by Country
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 1999

                                                Percentage of
COUNTRY                                         Net Assets
-----------------------------------------------------------------------------
Japan                                           24.0%
Great Britain                                   23.6
Netherlands                                      9.9
France                                           9.2
Switzerland                                      8.7
Germany                                          7.8
Australia                                        3.7
Italy                                            2.9
Spain                                            2.5
Singapore                                        2.4
Hong Kong                                        1.3
South Korea                                      1.0
Denmark                                          0.6
Sweden                                           0.5
New Zealand                                      0.2
Portugal                                         0.2
Malaysia                                         0.0
                                               ---------
 Total                                          98.5%
                                               =========

   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31,
 1999

Shares                                                                        Value
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%
ADVERTISING -- 0.9%
 17,200                 Digital Impact, Inc. *..................    $          862,150
 98,400                 Penton Media, Inc.......................             2,361,600
                                                                        -----------------
                                                                             3,223,750
                                                                        -----------------
AEROSPACE & DEFENSE -- 0.4%
 14,600                 Moog, Inc. - Class A *..................               394,200
111,800                 Teledyne Technologies, Inc. *...........             1,055,112
                                                                        -----------------
                                                                             1,449,312
                                                                        -----------------

APPAREL RETAILERS -- 1.7%
 40,900                 Childrens Place, Inc. (The) *...........               672,294
 57,300                 Claire's Stores, Inc....................             1,282,087
138,500                 Finish Line, Inc. (The) - Class A *.....               753,094
 86,900                 Pacific Sunwear of California,
                        Inc. *..................................             2,769,937
162,800                 Stage Stores, Inc. *....................               376,475
149,800                 The Sports Authority, Inc. *............               299,600
                                                                         -----------------
                                                                             6,153,487
                                                                          -----------------

BANKING -- 0.7%
 21,700                 Advanta Corp. - Class A.................               396,025
 35,500                 Alliance Bancorp, Inc...................               656,750
 17,900                 Bay Bancshares, Inc.....................               319,962
 20,000                 Guaranty Bancshares, Inc................               187,500
 20,600                 Northrim Bank...........................               204,712
 22,700                 Union Bancorp, Inc......................               323,475
  4,500                 US Trust Corp...........................               360,844
 25,000                 Wilshire State Bank *...................               209,375
                                                                        -----------------
                                                                             2,658,643
                                                                        -----------------

BEVERAGES, FOOD & TOBACCO -- 0.3%
 35,250                 Flowers Industries, Inc.................               561,797


Shares                                                                        Value
--------------------------------------------------------------------------------------------
 13,600                 Ravenswood Winery, Inc. *...............         $     142,800
 61,850                 Tasty Baking............................               521,859
                                                                        -----------------
                                                                             1,226,456
                                                                        -----------------

CHEMICALS -- 2.0%
 62,400                 Agrium, Inc.............................               491,400
538,800                 Calgon Carbon Corp......................             3,199,125
 50,700                 IMC Global, Inc.........................               830,212
 57,600                 Olin Corp...............................             1,141,200
 33,800                 Potash Corp. of Saskatchewan, Inc.......             1,628,737
                                                                        -----------------
                                                                             7,290,674
                                                                        -----------------

COMMERCIAL SERVICES -- 7.4%
 61,900                 Corporate Executive Board Co.
                        (The) *.................................             3,458,662
 44,850                 Diamond Technology Partners, Inc. *.....             3,854,297
 20,800                 eBenX, Inc. *...........................               941,200
137,700                 Heidrick & Struggles International,
                        Inc. *..................................             5,817,825
 44,600                 Incyte Pharmaceuticals, Inc. *..........             2,676,000
 59,200                 Lo-Jack Corp. *.........................               399,600
 63,040                 Luminant Worldwide Corp. *..............             2,868,320
109,200                 MDC Communications
                        Corp. *.................................               914,550
 79,720                 MedQuist, Inc. *........................             2,057,772
 17,200                 NetRatings, Inc. *......................               827,750
 11,600                 Quest Diagnostics, Inc. *...............               354,525
 84,100                 Rent-A-Center, Inc. *...................             1,666,231
161,400                 Safety-Kleen Corp. *....................             1,825,838
                                                                        -----------------
                                                                            27,662,570
                                                                        -----------------

COMMUNICATIONS -- 4.1%
 39,000                 Advanced Fibre Communication, Inc. *....             1,742,812
 54,700                 ANADIGICS, Inc. *.......................             2,581,156
 77,800                 Aspect Communications Corp. *...........             3,043,925

   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1999 (continued)

Shares                                                     Value
---------------------------------------------------------------------
13,400  Copper Mountain Networks, Inc. *........  $          653,250
53,900  Crown Castle International Corp. *......           1,731,537
42,995  Inet Technologies, Inc. *...............           3,004,276
63,700  Pinnacle Holdings, Inc. *...............           2,699,288
                                                   -----------------
                                                          15,456,244
                                                   -----------------
COMPUTER HARDWARE -- 0.7%
28,500  Creative Technology, Ltd................             495,187
73,600  Iomega Corp. *..........................             248,400
51,100  Tektronix, Inc..........................           1,986,512
                                                   -----------------
                                                           2,730,099
                                                   -----------------
COMPUTER SERVICES -- 6.2%
 26,700  BISYS Group, Inc. *....................           1,742,175
 31,700  Com21, Inc. *..........................             711,269
 51,000  Documentum, Inc. *.....................           3,053,625
 79,250  Electronics for Imaging *..............           4,606,406
 40,100  eSPEED, Inc. - Class A *...............           1,426,056
 41,600  Extreme Networks, Inc. *...............           3,473,600
 15,100  Insight Enterprises, Inc. *............             613,437
 13,100  iXL Enterprises, Inc. *................             727,050
155,000  Mentor Graphics Corp. *................           2,044,062
 58,200  S1 Corp. *.............................           4,546,875
 17,600  Ziff-Davis, Inc. *.....................             369,600
                                                   -----------------
                                                          23,314,155
                                                   -----------------
COMPUTER SOFTWARE -- 14.2%
 39,000  Best Software, Inc. *..................           1,150,500
 56,675  BindView Development Corp. *...........           2,816,039
 38,100  C-bridge Internet Solutions, Inc. *....           1,852,612
 86,000  Dendrite International, Inc. *.........           2,913,250
 27,300  Digex, Inc. *..........................           1,876,875
 41,800  E-Tek Dynamics, Inc. *.................           5,627,325
 13,700  Entrust Technologies, Inc. *...........             821,144

Shares                                                     Value
---------------------------------------------------------------------
 55,900  Information Resources, Inc. *.........      $       517,075
  2,800  Liberate Technologies, Inc. *.........              719,600
 40,355  Mercury Interactive Corp. *...........            4,355,818
 24,400  Micromuse, Inc. *.....................            4,148,000
 21,100  MicroStrategy, Inc. *.................            4,431,000
 49,400  Net Perceptions, Inc. *...............            2,074,800
 64,800  New Era of Networks, Inc. *...........            3,086,100
 12,600  Preview Systems, Inc. *...............              817,425
 58,733  PRI Automation, Inc. *................            3,942,453
 89,100  PSINet, Inc. *........................            5,501,925
  1,787  Razorfish, Inc. *.....................              169,988
 28,200  Rhythms NetConnections, Inc. *........              874,200
 35,000  SCC Communications Corp. *............              205,625
100,700  SERENA Software, Inc. *...............            3,115,406
 39,700  Transaction Systems *.................            1,111,600
 10,500  USinternetworking, Inc. *.............              733,687
                                                   -----------------
                                                          52,862,447
                                                   -----------------
ELECTRIC UTILITIES -- 0.7%
 30,600  Cinergy Corp..........................              738,225
 12,000  Independent Energy Holdings ADR *.....              399,750
 32,000  KeySpan Corp..........................              742,000
 39,400  Teco Energy...........................              731,362
                                                   -----------------
                                                           2,611,337
                                                   -----------------
ELECTRONICS -- 5.5%
 55,600  Actel Corp. *.........................            1,334,400
 52,200  Dupont Photomasks, Inc. *.............            2,518,650
106,450  Galileo Technology, Ltd. *............            2,568,106
121,900  LTX Corp. *...........................            2,727,512
118,300  REMEC, Inc. *.........................            3,016,650
125,615  Semtech Corp. *.......................            6,547,682
 16,700  TriQuint Semiconductor, Inc. *........            1,857,875
                                                   -----------------
                                                          20,570,875
                                                   -----------------

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1999 (continued)

Shares                                                      Value
---------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 2.0%
 77,000  Callaway Golf Co.......................  $         1,361,937
103,198  Premier Parks, Inc. *..................            2,979,842
 42,250  Westwood One, Inc. *...................            3,211,000
                                                    -----------------
                                                            7,552,779
                                                    -----------------

FINANCIAL SERVICES -- 1.2%
 38,418  Heller Financial, Inc...................             770,761
176,900  Labranche & Co., Inc. *.................           2,255,475
 56,900  National Discounts Brokers Group,
         Inc. *..................................           1,500,737
                                                    -----------------
                                                            4,526,973
FOREST PRODUCTS & PAPER -- 0.1%                     -----------------
  9,500 Boise Cascade Corp.......................             384,750
                                                    -----------------
HEALTH CARE PROVIDERS -- 3.5%
 69,300  Beverly Enterprises, Inc. *.............             303,188
108,400  Coventry Health Care, Inc. *............             731,700
116,020  Eclipsys Corp. *........................           2,973,013
608,700  Mid Atlantic Medical Services *.........           5,059,819
126,092  Province Healthcare Co. *...............           2,395,748
 36,400  Triad Hospitals, Inc. *.................             550,550
 29,300  Universal Health Services, Inc. -
         Class B *...............................           1,054,800
                                                    -----------------
                                                           13,068,818
                                                    -----------------
HEAVY CONSTRUCTION -- 0.3%
 59,300  McDermott International, Inc............             537,406
 40,400  Stone & Webster, Inc....................             679,225
                                                    -----------------
                                                            1,216,631
                                                    -----------------
HEAVY MACHINERY -- 1.1%
 39,500  Brooks Automation, Inc. *...............           1,286,219
 82,300  CNH Global N.V..........................           1,095,619

Shares                                                      Value
---------------------------------------------------------------------
 23,400  Stanley Works (The).....................      $      704,925
112,100  Varco International, Inc. *.............           1,142,019
                                                    -----------------
                                                            4,228,782
                                                    -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 1.2%
  63,700  Gemstar International Group, Ltd. *....           4,538,625
                                                    -----------------
INSURANCE -- 2.6%
 17,900  Allmerica Financial Corp................             995,688
163,100  Annuity and Life Re (Holdings), Ltd.....           4,260,988
 35,800  Horace Mann Educators Corp..............             702,575
 35,200  Motor Club of America *.................             294,800
 90,100  Mutual Risk Management Ltd..............           1,514,806
 56,100  St. Paul Companies, Inc. (The)..........           1,889,869
                                                    -----------------
                                                            9,658,726
                                                    -----------------
LODGING -- 0.5%
 20,000   MGM Grand, Inc. *......................           1,006,250
 43,600   Mirage Resorts, Inc. *.................             667,625
                                                    -----------------
                                                            1,673,875
                                                    -----------------
MEDIA - BROADCASTING & PUBLISHING -- 5.6%
 41,000   Adelphia Communications Corp. -
          Class A *.............................            2,690,625
  7,700   Allegiance Telecom, Inc. *............              710,325
 38,975   Emmis Communications Corp. -
          Class A *.............................            4,857,867
  8,300   Media General, Inc. - Class A.........              431,600
 49,250   Pegasus Communications Corp. *........            4,814,188
154,000   Readers Digest Association, Inc. (The) -
          Class A...............................            4,504,500
 76,600   Salem Communications Corp. -
          Class A *.............................            1,733,075

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1999 (continued)

Shares                                                     Value
---------------------------------------------------------------------
 29,580   Spanish Broadcasting System, Inc. *..... $        1,190,595
                                                    -----------------
                                                           20,932,775
                                                    -----------------
MEDICAL & BIO-TECHNOLOGY -- 1.3%
 18,400  Aurora Biosciences Corp. *..............             487,600
 71,500  Invitrogen Corp. *......................           4,290,000
                                                    -----------------
                                                            4,777,600
                                                    -----------------
MEDICAL SUPPLIES -- 3.0%
 66,400  Mentor Corp.............................           1,713,950
146,610  Mettler-Toledo International, Inc. *....           5,598,669
 41,900  SangStat Medical Corp. *................           1,246,525
 47,400  Veeco Intruments, Inc. *................           2,218,913
  8,000  Zoll Medical Corp. *....................             305,500
                                                    -----------------
                                                           11,083,557
                                                    -----------------
METALS --4.5%
453,200  Battle Mountain Gold Co. *..............             934,725
150,100  Bethlehem Steel Corp. *.................           1,257,088
212,500  Birmingham Steel Corp...................           1,128,906
281,700  Homestake Mining Co.....................           2,200,781
174,900  Kaiser Aluminum Corp. *.................           1,344,544
365,000  LTV Corp................................           1,505,625
 45,200  National Steel Corp. - Class B..........             336,175
104,200  Newmont Mining Corp.....................           2,552,900
 73,830  Phelps Dodge Corp.......................           4,955,839
 75,000  Teck Corp. - Class B....................             702,803
                                                    -----------------
                                                           16,919,386
                                                    -----------------
OIL & GAS DISTRIBUTION -- 1.1%
 14,800  Laclede Gas Co..........................             320,050
 73,100  MCN Energy Group, Inc...................           1,736,125
 18,000  Washington Gas Light Co.................             495,000
123,400  Western Gas Resources, Inc..............           1,627,338
                                                    -----------------
                                                            4,178,513
                                                    -----------------
Shares                                                     Value
---------------------------------------------------------------------
OIL & GAS EXPLORATION -- 5.1%
129,300  Bellwether Exploration Co. *............     $       622,256
 17,900  Cabot Oil & Gas Corp. - Class A.........             287,519
 13,800  Chieftain International, Inc. *.........             238,050
 45,300  Devon Energy Corp.......................           1,489,238
313,000  EEX Corp. *.............................             919,438
 86,700  Forest Oil Corp. *......................           1,143,356
253,000  Grey Wolf, Inc. *.......................             727,375
103,900  HS Resources, Inc. *....................           1,792,275
178,800  Nuevo Energy Co. *......................           3,352,500
 36,500  Pennaco Energy, Inc. *..................             292,000
196,300  Pioneer Natural Resources Co. *.........           1,754,431
637,165  Santa Fe Snyder Corp. *................            5,097,320
107,200  Spinnaker Exploration Co. *............            1,514,200
                                                    -----------------
                                                           19,229,958
                                                    -----------------
OIL & GAS FIELD SERVICES -- 10.2%
 26,700  Coflexip SA ADR.........................           1,014,600
 37,800  ENSCO International, Inc................             864,675
214,800  Global Marine, Inc. *...................           3,571,050
106,700  Marine Drilling Companies, Inc. *.......           2,394,081
 74,700  Nabors Industries, Inc. *...............           2,311,031
546,660  Ocean Energy, Inc. *....................           4,236,615
274,400  Oceaneering International, Inc. *.......           4,098,850
 78,200  Petroleum Geo-Services ADR *............           1,392,938
 43,800  Precision Drilling Corp. *..............           1,125,113
273,300  Pride International, Inc. *.............           3,997,013
179,100  Rowan Co., Inc. *.......................           3,884,231
107,100  Santa Fe International Corp.............           2,771,213
 32,600  Seitel, Inc. *..........................             220,050
 50,200  Transocean Sedco Forex, Inc.............           1,691,113
 56,500  UTI Energy Corp. *......................           1,303,031
 37,600  Veritas DGC, Inc. *.....................             526,400

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund /
 December 31, 1999 (continued)

Shares                                                      Value
---------------------------------------------------------------------
    63,000   Weatherford International, Inc..........     $ 2,516,063
                                                          -----------
                                                           37,918,067
                                                          -----------
PHARMACEUTICALS -- 1.3%
    29,600   Carter-Wallace..........................         530,950
    18,000   IVAX Corp. *............................         463,500
    39,900   Medicis Pharmaceutical Corp. -
             Class A *...............................       1,698,244
    58,800   Mylan Labs, Inc.........................       1,481,025
    12,400   Progenics Pharmeceuticals, Inc. *.......         606,050
                                                          -----------
                                                            4,779,769
                                                          -----------
REAL ESTATE -- 0.5%
    24,100   Felcor Lodging Trust, Inc. REIT.........         421,750
    18,300   Heartland Partners LP *.................         375,150
    17,900   Storage USA, Inc. REIT..................         541,475
    32,700   Washington Real Estate Investment
             Trust...................................         490,500
                                                          -----------
                                                            1,828,875
                                                          -----------
RESTAURANTS -- 0.9%
    48,804   Morton's Restaurant Group, Inc. *.......         756,462
   101,756   Outback Steakhouse, Inc. *..............       2,639,296
                                                          -----------
                                                            3,395,758
                                                          -----------
RETAILERS -- 3.4%
    16,500   Barnes & Noble, Inc. *..................         340,313
    24,300   Borders Group, Inc. *...................         390,319
    27,178   Linens 'n Things, Inc. *................         805,148
    60,700   Michaels Stores *.......................       1,729,950
    36,100   MSC Industrial Direct Co., Inc. *.......         478,325
    40,500   PC Connection, Inc. *...................       1,397,250
   149,900   School Specialty, Inc. *................       2,267,238

Shares                                                     Value
---------------------------------------------------------------------
    84,300   Trans World Entertainment Corp. *.......    $    885,150
   121,600   Tweeter Home Entertainment Group,
             Inc. *..................................       4,316,800
                                                         ------------
                                                           12,610,493
                                                         ------------

TELEPHONE SYSTEMS -- 2.1%
    68,780   Focal Communications Corp. *............       1,659,318
    40,440   Illuminet Holdings, Inc. *..............       2,224,200
    59,800   Intermedia Communications, Inc. *.......       2,320,988
    40,935   TeleCorp PCS, Inc. *....................       1,555,530
                                                         ------------
                                                            7,760,036
                                                         ------------
TEXTILES, CLOTHING & FABRICS -- 0.3%
    61,000   Osh Kosh B Gosh - Class A...............       1,284,813
                                                         ------------
TRANSPORTATION -- 2.4%
    65,600   Forward Air Corp. *.....................       2,845,400
    29,900   Kirby Corp. *...........................         612,950
   150,400   Newport News Shipbuilding, Inc..........       4,136,000
    76,300   Offshore Logistics, Inc. *..............         715,313
    48,300   Transport Corporation of America,
             Inc. *..................................         600,731
    26,500   Willis Lease Finance Corp. *............         170,594
                                                         ------------
                                                            9,080,988
                                                         ------------
TOTAL COMMON STOCKS

     (Cost $297,137,847).............................     369,840,596
                                                         ------------
TOTAL INVESTMENTS -- 99.0%
     (Cost $297,137,847)                                  369,840,596
Other assets in excess of liabilities -- 1.0%               3,797,732
                                                         ------------
TOTAL NET ASSETS -- 100.0%                               $373,638,328
                                                         ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt

REIT -- Real Estate Investment Trust

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund /
 December 31, 1999 (continued)

Shares                                                      Value
--------------------------------------------------------------------
COMMON STOCKS -- 96.7%
AEROSPACE & DEFENSE -- 3.1%
   250,547   Raytheon Co. - Class B..................    $  6,655,155
   100,600   Textron, Inc............................       7,714,762
                                                         ------------
                                                           14,369,917
                                                         ------------
AIRLINES -- 1.4%
   133,200   Delta Air Lines, Inc....................       6,635,025
                                                         ------------
AUTOMOTIVE -- 2.9%
   112,600   Ford Motor Co...........................       6,017,062
   102,200   General Motors Corp.....................       7,428,662
                                                         ------------
                                                           13,445,724
                                                         ------------
BANKING -- 10.7%
   198,387   Bank of America Corp....................       9,956,548
   151,500   Bank One Corp...........................       4,857,469
   143,456   Chase Manhattan Corp....................      11,144,738
   267,200   FleetBoston Financial Corp..............       9,301,900
    91,900   JP Morgan & Co., Inc....................      11,636,837
    80,482   PNC Bank Corp...........................       3,581,449
                                                         ------------
                                                           50,478,941
                                                         ------------
BEVERAGES, FOOD & TOBACCO -- 1.4%
    84,500   Conagra, Inc............................       1,906,531
   130,300   Pepsico, Inc............................       4,593,075
                                                         ------------
                                                            6,499,606
                                                         ------------
CHEMICALS -- 3.7%
    79,300   Dow Chemical Co. (The)..................      10,596,462
   103,400   Du Pont (E.I.) De Nemours & Co..........       6,811,475
                                                         ------------
                                                           17,407,937
                                                         ------------
COMPUTER SOFTWARE &
PROCESSING -- 7.0%
   128,800   BMC Software, Inc. *....................      10,295,950

Shares                                                     Value
---------------------------------------------------------------------
   161,098   Electronic Data Systems Corp............  $   10,783,497
   364,000   Unisys Corp. *..........................      11,625,250
                                                         ------------
                                                           32,704,697
                                                         ------------
COMPUTERS & INFORMATION -- 3.0%
   132,000   IBM Corp................................      14,256,000
                                                         ------------
ELECTRIC UTILITIES -- 0.5%
    67,600   Texas Utilities Co......................       2,404,025
                                                         ------------
ELECTRONICS -- 2.4%
   137,322   Intel Corp..............................      11,303,317
                                                         ------------
ENTERTAINMENT & LEISURE -- 1.3%
    91,370   Eastman Kodak Co........................       6,053,262
                                                         ------------
FINANCIAL SERVICES -- 7.7%
   216,200   Citigroup, Inc. (a).....................      12,012,612
   151,800   Federal National Mortgage Association...       9,478,012
   102,024   Morgan Stanley, Dean Witter and Co......      14,563,926
                                                         ------------
                                                           36,054,550
                                                         ------------
FOREST PRODUCTS & PAPER -- 3.0%
   246,800   International Paper Co..................      13,928,775
                                                         ------------

HEALTH CARE PROVIDERS -- 2.8%
   454,100   Columbia/HCA Healthcare Corp............      13,310,806
                                                         ------------
HEAVY MACHINERY -- 4.3%
    99,000   Caterpillar, Inc........................       4,659,188
   255,900   Deere & Co..............................      11,099,663
    81,800   Ingersoll-Rand Co.......................       4,504,113
                                                         ------------
                                                           20,262,964
                                                         ------------
INSURANCE -- 9.3%
   135,800   American General Corp...................      10,303,825
   108,000   American International Group, Inc.......      11,677,500
   487,200   Conseco, Inc............................       8,708,700

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund /
 December 31, 1999 (continued)

Shares                                                      Value
---------------------------------------------------------------------
   227,300   Hartford Financial Services Group, Inc.
             (The)...................................   $  10,768,338
    69,400   St. Paul Companies, Inc. (The)..........       2,337,913
                                                        -------------
                                                           43,796,276
                                                        -------------
MEDIA - BROADCASTING &
 PUBLISHING -- 4.0%
   117,500   MediaOne Group, Inc. *..................       9,025,469
   178,000   Tribune Co..............................       9,801,125
                                                        -------------
                                                           18,826,594
                                                        -------------
MEDICAL SUPPLIES -- 1.9%
   145,300   Baxter International, Inc...............       9,126,656
                                                        -------------
METALS -- 1.9%
   108,000   Alcoa, Inc..............................       8,964,000
                                                        -------------
OIL & GAS -- 11.1%
   159,600   Amerada Hess Corp.......................       9,057,300
   182,500   Coastal Corp. (The).....................       6,467,344
   183,265   Exxon Mobil Corp........................      14,764,287
   138,800   Royal Dutch Petroleum Co................       8,388,725
    92,000   Texaco, Inc.............................       4,996,750
   260,800   Unocal Corp.............................       8,753,100
                                                        -------------
                                                           52,427,506
                                                        -------------
PHARMACEUTICALS -- 1.6%
   118,000   Bristol Myers Squibb Co.................       7,574,125
                                                        -------------

Shares                                                      Value
---------------------------------------------------------------------
TELEPHONE SYSTEMS -- 10.4%
   238,800   AT&T Corp...............................   $  12,119,100
   200,356   Bell Atlantic Corp......................      12,334,416
   235,200   MCI WorldCom, Inc. *....................      12,480,300
   162,800   SBC Communications, Inc.................       7,936,500
    60,383   Sprint Corp. (FON Group)................       4,064,531
                                                        -------------
                                                           48,934,847
                                                        -------------
TRANSPORTATION -- 1.3%
   143,300   Union Pacific Corp......................       6,251,463
                                                        -------------
TOTAL COMMON STOCKS
      (Cost $378,516,923)............................     455,017,013
                                                        -------------
TOTAL INVESTMENTS -- 96.7%
      (Cost $378,516,923)                                 455,017,013
Other assets in excess of liabilities -- 3.3%              15,400,352
                                                        -------------
TOTAL NET ASSETS -- 100.0%                                470,417,365
                                                        =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

* Non-income producing security.

(a) An affiliate of American Odyssey Funds Management, Inc.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund /
December 31, 1999

Principal
Amount                                                         Value
-------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 9.2%
Corporate Debt -- 2.3%
$   3,000,000   Petro Mexicanos Series P, Yankee-Dollar
                9.500%, 09/15/27........................  $  3,007,500
      500,000   Petroleos Mexicanos, Yankee-Dollar
                8.850%, 09/15/07........................       473,465
    2,300,000   Sumitomo Bank Treasury 144A, Variable
                Rate
                9.400%, 12/29/49........................     2,288,500
      100,000   Worldwide Fiber, Inc. 144A
                12.000%, 08/01/09.......................       103,500
                                                          ------------
                                                             5,872,965
                                                          ------------
Government Obligations -- 6.9%
    1,230,000   Manitoba (Province) - Series EE,
                Yankee-Dollar
                9.500%, 09/15/18........................     1,472,593
    2,000,000   Quebec Province, Yankee-Dollar
                5.670%, 02/27/26........................     1,978,900
    1,400,000   Republic of Argentina
                11.375%, 01/30/17.......................     1,389,500
      664,000   Republic of Argentina Global Bond
                9.750%, 09/19/27........................       595,940
    3,000,000   Republic of Argentina Global Bond
                11.750%, 04/07/09.......................     3,022,500
       38,720   Republic of Argentina Series BB,
                Variable Rate
                6.810%, 03/31/05........................        34,747
      780,000   Republic of Colombia Global Bond Series
                NOV
                9.750%, 04/23/09........................       747,825
      550,000   Republic of Panama Global Bond
                9.375%, 04/01/29........................       525,250

Principal
Amount                                                         Value
-------------------------------------------------------------------------
$     650,000   Republic of Philippines Global Bond
                9.500%, 10/21/24........................  $   658,125
      400,000   Republic of Philippines Global Bond
                9.875%, 01/15/19........................      393,500
    4,760,000   United Mexican States Global Bond
                11.500%, 05/15/26.......................    5,688,200
      860,000   United Mexican States Global Bond Series
                XW
                10.375%, 02/17/09.......................      918,050
                                                          -----------
                                                           17,425,130
                                                          -----------
TOTAL FOREIGN OBLIGATIONS
    (Cost $22,920,785)..................................   23,298,095
                                                          -----------
U.S. CORPORATE OBLIGATIONS -- 33.8%
Asset Backed and Mortgage Backed -- 2.3%
    5,000,000   Asset Securitization Corp.
                6.660%, 02/14/41........................    4,860,675
    1,020,000   Nomura Assets Securities Corp., REMIC
                7.120%, 04/13/36........................      998,922
                                                          -----------
                                                            5,859,597
                                                          -----------
Corporate Bonds & Notes -- 30.9%
      123,000   AirGate PCS, Inc., Step Up
                13.500%, 10/01/09.......................       68,880
      239,000   Allied Waste North America 144A
                10.000%, 08/01/09.......................      215,100
    2,000,000   Associates Corporation of North America
                8.150%, 08/01/09........................    2,076,460
    2,400,000   Bellsouth Telecommunication Corp.
                7.000%, 10/01/25........................    2,201,856
      170,000   Blount, Inc. 144A
                13.000%, 08/01/09.......................      180,200

    The accompanying notes are an integral part of the financial statements.

Porfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1999 (continued)


Principal
Amount                                                  Value
-------------------------------------------------------------------------
$   390,000   Burlington North Santa Fe
              6.375%, 12/15/05........................ $  368,511
     66,000   Calpine Corp.
              7.750%, 04/15/09........................     62,700
     53,000   Century Communications
              8.875%, 01/15/07........................     51,012
     69,000   Chancellor Media Corp.
              8.000%, 11/01/08........................     69,000
  1,000,000   CIT Group Holdings
              8.375%, 11/01/01........................  1,021,270
  1,500,000   Citicorp Capital I
              7.933%, 02/15/27 (a)....................  1,403,610
    209,000   CMS Energy Corp.
              7.500%, 01/15/09........................    188,968
  1,350,000   Commonwealth Edison Co.
              8.375%, 02/15/23........................  1,333,651
    500,000   Commonwealth Edison Co.
              8.625%, 02/01/22........................    520,360
    760,000   CSX Corp.
              7.450%, 05/01/07........................    747,095
    400,000   Dean Witter Discover & Co.
              6.250%, 03/15/00........................    400,016
    380,000   Dow Chemical Co. (The)
              7.375%, 11/01/29........................    364,632
    550,000   Dresdner Funding Trust I 144A
              8.151%, 06/30/31........................    519,226
     82,000   Echostar DBS Corp.
              9.375%, 02/01/09........................     82,205
 18,500,000   Financing Corp. Series D-P
              0.000%, 08/03/18 (b)....................  4,991,670
  2,500,000   Ford Motor Co.
              7.700%, 05/15/69........................  2,397,200
  2,000,000   Ford Motor Credit Corp.
              5.750%, 01/25/01........................  1,977,740
    350,000   General Motors Acceptance Corp.
              9.625%, 12/15/01........................    366,530

Principal
Amount                                                      Value
-------------------------------------------------------------------------
$ 4,700,000   General Motors Acceptance Corp. - Units
              0.000%, 06/15/15 (b).................... $ 1,358,300
    342,029   GG1B Funding Corp.
              7.430%, 01/15/11........................     331,183
    231,000   Global Crossing Holdings Ltd., 144A
              9.500%, 11/15/09........................     228,690
  2,400,000   GTE Corp.
              6.940%, 04/15/28........................   2,174,448
  1,090,000   Hercules Inc. 144A
              8.625%, 12/29/00........................   1,088,888
    122,000   Horseshoe Gaming, LLC 144A
              8.625%, 05/15/09........................     117,120
    500,000   Huntsman ICI Chemicals 144A
              0.000%, 12/31/09 (b)....................     149,620
    550,000   IBJ Preferred Cap LLC, 144A, Variable
              Rate, FLIRB
              8.790%, 12/29/49........................     519,750
  2,000,000   International Paper Co.
              7.000%, 06/01/01........................   1,996,220
  2,000,000   JP Morgan Co., Variable Rate
              5.913%, 02/15/12........................   1,736,340
  1,500,000   JPM Capital Trust I
              7.540%, 01/15/27........................   1,342,050
    360,000   Lear Corp. 144A
              7.960%, 05/15/05........................     346,959
  1,000,000   Lear Corp. 144A
              8.110%, 05/15/09........................     941,053
     60,000   Level 3 Communications, Inc.
              9.125%, 05/01/08........................      56,700
  2,000,000   Lockheed Martin
              6.850%, 05/15/01........................   1,986,240
    930,000   Lockheed Martin
              8.500%, 12/01/29........................     932,465


    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1999 (continued)

Principal
Amount                                                   Value
-------------------------------------------------------------------------
$    600,000   Loews Corp.
               7.625%, 06/01/23........................ $  550,128
      50,000   Lyondell Chemical Co.
               9.875%, 05/01/07........................     51,250
   2,400,000   MCI WorldCom, Inc.
               6.950%, 08/15/28........................  2,179,104
     700,000   NBD Bank N.A.
               8.250%, 11/01/24........................    736,281
     600,000   News America Holdings
               8.250%, 10/17/46........................    556,314
     400,000   News America, Inc.
               6.750%, 01/09/38........................    367,488
   1,400,000   News America, Inc. 144A
               7.625%, 11/30/28........................  1,310,232
   2,000,000   Niagara Mohawk Power Corp.
               7.750%, 05/15/06........................  2,010,540
     900,000   Niagara Mohawk Power Series G
               7.750%, 10/01/08........................    900,963
     900,000   Niagara Mohawk Power Series H, Step Up
               8.500%, 07/01/10........................    670,914
   2,700,000   Norfolk Southern Corp.
               7.800%, 05/15/27........................  2,641,194
     140,000   Nortek, Inc. Series B
               8.875%, 08/01/08........................    133,700
      90,000   NTL Communications Corp. Series B, Step
               Up
               12.375%, 10/01/08.......................     63,000
     100,000   P & L Coal Holdings Corp. Series B
               9.625%, 05/15/08........................     99,000
     970,000   Pepsi Bottling Group, Inc. Series B
               7.000%, 03/01/29........................    878,128
     740,000   Philip Morris Co., Inc. 144A
               7.000%, 07/15/05........................    701,587
Principal
Amount                                                          Value
-------------------------------------------------------------------------
$    127,000   PSINet, Inc., 144A
               10.500%, 12/01/06....................... $  128,588
     690,000   Raytheon Co.
               6.750%, 08/15/07........................    643,722
   1,600,000   Republic of New York Corp.
               7.200%, 07/15/47........................  1,325,056
   1,740,000   RJ Reynolds Tobacco Holding, Inc. Series
               B
               7.750%, 05/15/06........................  1,537,586
   1,170,000   RJ Reynolds Tobacco Holding, Inc. Series
               B
               7.875%, 05/15/09........................    993,061
   2,000,000   RJR Nabisco, Inc.
               6.850%, 06/15/05........................  1,888,760
     158,000   Safety-Kleen Corp.
               9.250%, 05/15/09........................    153,655
   4,260,000   Seagram (Joseph) & Sons, Inc.
               7.600%, 12/15/28........................  4,011,514
   2,000,000   Southern California Edison
               6.500%, 06/01/01........................  1,992,220
   2,400,000   TCI Communications, Inc.
               7.875%, 02/15/26........................  2,413,224
     950,000   TCI Communications, Inc.
               8.750%, 08/01/15........................  1,036,422
   1,860,000   TCI Communications, Inc.
               9.650%, 03/31/27........................  2,044,847
     800,000   Telecommunications, Inc.
               7.875%, 08/01/13........................    812,328
  18,000,000   Tennessee Valley Authority
               0.000%, 12/15/17 (b)....................  4,944,690
      50,000   Terex Corp. Series D
               8.875%, 04/01/08........................     47,500
   2,000,000   Time Warner Entertainment
               8.375%, 03/15/23........................  2,079,460
   1,500,000   U.S. West Capital Funding, Variable Rate
               5.548%, 06/15/00........................  1,499,691

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc./Long-Term Bond Fund / December 31,
 1999 (continued)

Principal
Amount                                                           Value
--------------------------------------------------------------------------
$     102,000   US Unwired, Inc., 144A, Step Up
                13.375%, 11/01/09.......................     $      60,180
      101,000   Voicestream Wireless Corp.
                10.375%, 11/15/09.......................           104,535
       80,000   Voicestream Wireless Corp., 144A, Step
                Up
                11.875%, 11/15/09.......................            48,400
      109,000   Worldwide Flight Services 144A
                12.250%, 08/15/07.......................           108,164
                                                             -------------
                                                                78,637,344
                                                             -------------
Municipal Obligations -- 0.6%
    3,150,000   Toll Road Inv Part II 144A
                0.000%, 02/15/27 (b)....................           417,060
    3,400,000   Toll Road Inv Part II 144A
                0.000%, 02/15/28 (b)....................           417,520
    2,880,000   Toll Road Inv Part II 144A
                0.000%, 02/15/29 (b)....................           328,320
    2,880,000   Toll Road Inv Part II 144A
                0.000%, 02/15/30 (b)....................           304,704
                                                             -------------
                                                                 1,467,604
                                                             -------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $90,286,376)..................................          85,964,545
                                                             -------------

U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 49.9%
U.S. Government Agency Mortgage Backed
  Obligations -- 31.0%
   16,146,507   Federal Home Loan Mortgage Corp.
                6.500%, 09/01/27........................        15,248,439
    9,817,371   Federal Home Loan Mortgage Corp.
                6.500%, 05/01/29........................         9,255,916
    7,738,581   Federal Home Loan Mortgage Corp.
                7.000%, 01/01/28........................         7,494,274
Principal
Amount                                                         Value
--------------------------------------------------------------------------
$   4,630,250   Federal Home Loan Mortgage Corp.
                7.000%, 04/01/29........................     $   4,483,911
    1,600,000   Federal Home Loan Mortgage Corp., TBA
                7.000%, 01/01/30........................         1,548,496
    3,173,000   Federal National Mortgage Association
                5.125%, 02/13/04........................         2,983,128
      872,695   Federal National Mortgage Association
                6.000%, 10/01/27........................           804,511
    9,393,473   Federal National Mortgage Association
                6.500%, 03/01/28........................         8,856,890
    9,794,524   Federal National Mortgage Association
                6.500%, 05/01/29........................         9,228,204
    6,309,765   Federal National Mortgage Association
                7.000%, 03/01/28........................         6,100,723
      895,012   Federal National Mortgage Association
                7.000%, 04/01/28........................           865,360
      359,997   Federal National Mortgage Association
                8.500%, 12/01/26........................           369,447
      907,057   Federal National Mortgage Association
                8.500%, 07/01/27........................           930,577
       39,470   Government National Mortgage Association
                7.000%, 01/15/23........................            38,385
    4,564,729   Government National Mortgage Association
                7.000%, 04/15/23........................         4,439,199
       51,328   Government National Mortgage Association
                7.000%, 05/15/23........................            49,916

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1999 (continued)

Principal
Amount                                                               Value
-------------------------------------------------------------------------------
$   547,430     Government National Mortgage Association
                7.000%, 07/15/23........................           $    532,375
    621,536     Government National Mortgage Association
                7.000%, 08/15/23........................                604,444
    348,458     Government National Mortgage Association
                7.500%, 10/15/22........................                346,280
    110,261     Government National Mortgage Association
                7.500%, 01/15/23........................                109,572
    730,672     Government National Mortgage Association
                7.500%, 04/15/23........................                726,106
     44,723     Government National Mortgage Association
                7.500%, 05/15/23........................                 44,443
    456,038     Government National Mortgage Association
                7.500%, 06/15/23........................                453,188
    192,769     Government National Mortgage Association
                7.500%, 07/15/23........................                191,565
    692,909     Government National Mortgage Association
                7.500%, 08/15/23........................                688,578
    770,213     Government National Mortgage Association
                7.500%, 10/15/23........................                765,400
     83,918     Government National Mortgage Association
                7.500%, 11/15/23........................                 83,394
  1,398,468     Government National Mortgage Association
                7.500%, 07/15/28........................              1,384,050
Principal
Amount                                                               Value
-------------------------------------------------------------------------------
    193,725     Government National Mortgage Association
                9.500%, 09/15/30........................           $    207,525
                                                                   ------------
                                                                     78,834,296
                                                                   ------------
U.S. Government Agency Obligations -- 8.0%
  3,000,000     Federal Home Loan Bank
                5.920%, 06/29/00........................              2,989,230
  3,000,000     Federal Home Loan Mortgage Corp.
                6.783%, 08/18/05........................              2,976,570
  3,400,000     Federal National Mortgage Association,
                TBA
                6.000%, 01/01/29........................              3,109,946
 20,000,000     Resolution Funding Corp., TIGR Coupon
                Strip
                0.000%, 01/15/11 (b),(c)................              9,316,800
 15,000,000     Resolution Funding Corp., TIGR Principal
                Strip
                0.000%, 01/15/30 (b)....................              1,972,200
                                                                   ------------
                                                                     20,364,746
                                                                   ------------
U.S. Treasury Notes -- 10.9%
  8,463,411
                3.625%, 01/15/08 ++.....................              8,064,048
 13,195,316
                3.625%, 04/15/28 ++,(c).................             11,785,000
  6,813,446
                3.875%, 04/15/29 ++.....................              6,359,943
    640,000
                6.000%, 08/15/09........................                620,000
  1,040,000
                5.250%, 11/15/28........................                856,700
                                                                   ------------
                                                                     27,685,691
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $133,832,224).................................              126,884,733
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1999 (continued)


Shares                                                                   Value
-------------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.3%
Media-Broadcasting & Publishing -- 0.3%
      14,000    News Corp., Ltd.........................               $      829,178
                                                                       --------------

TOTAL PREFERRED STOCKS
  (Cost $910,560).....................................                        829,178
                                                                       --------------
Principle Amount                                                          Value
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
U.S. Government Agency Obligations -- 0.8%
$ 2,200,000     Federal Home Loan Mortgage Corp.
                5.478%, 05/11/00 (d),(e)................                    2,156,146
                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,156,146)...................................                      2,156,146
                                                                       --------------
                                                                          239,132,697
TOTAL INVESTMENTS -- 94.0%
  (Cost $250,106,091).................................
Other assets in excess of liabilities -- 6.0%                              15,234,873
                                                                       --------------
TOTAL NET ASSETS -- 100.0%                                             $  254,367,570
                                                                       ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

FLIRB -- Front Loaded Interest Reduction Bond

REMIC -- Real Estate Mortgage Investment Conduit

TBA -- Delayed Delivery Transaction (Note 9)

TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)

Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.

Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-
  U.S. companies in the U.S.

144A -- Securities restricted for resale to Qualified Institutional
  Buyers

Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at December 31, 1999, which are subject to change based on the terms of the security, including varying reset dates.

(a) An affiliate of American Odyssey Funds Management, Inc.

(b) Security is a zero coupon bond.

(c) All or a portion of these securities have been segregated to cover delayed delivery transactions.

(d) Security has been pledged to cover collateral requirements for open futures.

(e) Rate noted reflects yield to maturity at issue.

=/= Inflation Indexed
   The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31,
 1999

Principal
Amount                                                                        Value
-----------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 3.7%
Corporate Debt -- 3.7%
$ 5,000,000    Telecom Corporation of New Zealand,
               Ltd., 144A
               6.250%, 02/10/03........................                       $ 4,898,115
                                                                              -----------
TOTAL FOREIGN OBLIGATIONS
  (Cost $5,003,486).....................................                        4,898,115
                                                                              -----------
U.S. CORPORATE OBLIGATIONS -- 71.0%
Corporate Bonds & Notes -- 71.0%
  2,900,000    AES Corp.
               9.375%, 10/15/29........................                         2,991,556
  5,850,000    AT&T Capital Corp.
               6.250%, 05/15/01........................                         5,794,016
  4,205,000    CarrAmerica Realty Corp.
               6.625%, 10/01/00........................                         4,165,305
  1,450,000    CMS Energy Corp.
               7.625%, 11/15/04........................                         1,386,461
  1,600,000    CMS Energy Corp. Series B
               6.750%, 01/15/04........................                         1,484,584
  1,000,000    Columbia/HCA Healthcare Corp.
               6.630%, 07/15/45........................                           945,270
  3,000,000    Columbia/HCA Healthcare Corp.
               6.870%, 09/15/03........................                         2,782,500
  5,700,000    Comdisco, Inc., Series MTNH
               7.250%, 09/20/01........................                         5,662,910
  1,400,000    Dayton Hudson Co.
               6.800%, 10/01/01........................                         1,397,564
  6,000,000    Finova Capital Corp.
               6.250%, 11/01/02........................                         5,820,420
  5,700,000    Marriott International, Inc.
               7.875%, 09/15/09........................                         5,607,501
  1,200,000    MBNA Corp.
               6.000%, 12/26/00........................                         1,188,252
Principal
Amount                                                                        Value
-----------------------------------------------------------------------------------------
$ 3,000,000    Nationwide Health Properties
               6.900%, 10/01/37........................                    $    2,658,867
  6,000,000    NorAm Energy Corp.
               7.500%, 08/01/00........................                         6,023,220
  5,400,000    Norfolk Southern Corp.
               6.875%, 05/01/01........................                         5,386,284
  4,600,000    Orix Credit Alliance, Inc. MTN, 144A
               6.780%, 05/15/01........................                         4,555,895
  5,800,000    Osprey Trust, 144A
               8.310%, 01/15/03........................                         5,762,758
  5,700,000    Park Place Entertainment Corp.
               7.950%, 08/01/03........................                         5,649,236
  3,200,000    Popular North America, Inc., MTN Series
               B
               7.300%, 06/05/02........................                         3,185,664
  5,000,000    RJR Nabisco, Inc.
               6.700%, 06/15/02........................                         4,876,950
  3,200,000    Saks, Inc.
               7.250%, 12/01/04........................                         3,049,302
  1,700,000    Saks, Inc.
               7.500%, 12/01/10........................                         1,553,754
  1,400,000    Union Pacific Corp. Series MTNC
               9.650%, 06/01/00........................                         1,418,648
  4,200,000    USAA Capital Corp. Series MTNB, 144A
               7.050%, 11/08/06........................                         4,112,333
  5,800,000    Utilicorp United, Inc.
               6.875%, 10/01/04........................                         5,574,368
                                                                              -----------
                                                                               93,033,618
                                                                              -----------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $94,975,982).................................                          93,033,618
                                                                              -----------

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
 American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1999 (continued)


Principal
Amount                                                                     Value
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 21.7%
U.S. Treasury Bonds -- 6.0%
$ 5,600,000
               11.250%, 02/15/15.......................                 $   7,916,104
                                                                        -------------
U.S. Treasury Notes -- 15.7%
    275,000
               5.750%, 04/30/03........................                       269,973
 17,700,000
               5.875%, 11/15/04........................                    17,354,319
  3,000,000
               6.250%, 02/15/07........................                     2,951,730
                                                                        -------------
                                                                           20,576,022
                                                                        -------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $28,870,596).................................                      28,492,126
                                                                        -------------
SHORT-TERM INVESTMENTS -- 1.9%
Commercial Paper -- 1.9%
  2,493,000 Household Finance
               4.000%, 01/03/00 (a)....................                     2,492,446
                                                                        -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,492,446)..................................                       2,492,446
                                                                        -------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $131,342,510)................................                     128,916,305
                                                                        -------------
Other assets in excess of
liabilities -- 1.7%                                                         2,206,972
                                                                        -------------
TOTAL NET ASSETS -- 100.0%                                              $ 131,123,277
                                                                        =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional
  Buyers

(a) Rate noted reflects yield to maturity at issue.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
 American Odyssey Funds, Inc. / December 31, 1999

NOTE 1. ORGANIZATION

American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (each a "Fund", collectively the "Funds"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION

Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

B) OFF BALANCE SHEET RISK

The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

D) OPTIONS
The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unanticipated movements in currency values.

F) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

I) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1999. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments, futures contracts, option contracts and foreign currency transactions.

J) SECURITIES TRANSACTIONS
Securities transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

AOFM's management fees for the period January 1, 1999 to December 31, 1999 were $3,916,299. During the period January 1, 1999 to December 31, 1999, the Funds also paid $5,379,811 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                            SUBADVISOR'S FEE
------------------------------------------------            ----------------------------------------------------------------
Global High-Yield Bond Fund
-Credit Suisse Asset Management
   (formerly BEA Associates)                                  - 0.425% of assets

International Equity Fund
-Bank of Ireland Asset Management (U.S.) Limited              - 0.45% for first $50 million in assets, plus
                                                              - 0.40% for next $50 million in assets, plus
                                                              - 0.30% for assets over $100 million

Emerging Opportunities Fund
-Chartwell Investment Partners                                - 0.70% for the first $50 million in assets, plus
                                                              - 0.50% for the next $50 million in assets, plus
                                                              - 0.45% for assets over $100 million

-SG Cowen Asset Management                                    - 0.50% for the first $50 million in assets, plus
                                                              - 0.45% for the next $50 million in assets, plus
                                                              - 0.40% for assets over $100 million

Core Equity Fund
-Equinox Capital Management, LLC                              - 0.35% for first $100 million in assets, plus
                                                              - 0.30% for assets over $100 million

Long-Term Bond Fund
-Western Asset Management Company                             - 0.25% for the first $250 million in assets, plus
                                                              - 0.15% for assets over $250 million

Intermediate-Term Bond Fund
-Travelers Asset Management
  International Corporation                                   - 0.25% for the first $100 million in assets, plus
                                                              - 0.20% for the next $100 million in assets, plus
                                                              - 0.15% for assets over $200 million

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund.

NOTE 4.  DIRECTED BROKERAGE ARRANGEMENTS

The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 1999, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $31,943, $100,493 and $117,187, respectively.

NOTE 5.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1999 were:

                                Global                         Emerging                                     Intermediate-
                              High-Yield    International    Opportunities    Core Equity       Long-Term        Term
                              Bond Fund      Equity Fund         Fund             Fund          Bond Fund     Bond Fund
                            -------------  ---------------   --------------   -------------    -----------  ---------------
Purchases:
  U.S. Government........   $         --    $          --   $           --   $           --  $  150,903,773  $  205,523,309
  Non-U.S. Government....     46,524,291       57,987,063      338,961,870      264,224,245      49,991,346     198,236,690
                            ------------    -------------   --------------   --------------  --------------  --------------
  Total..................   $ 46,524,291    $  57,987,063   $  338,961,870   $  264,224,245  $  200,895,119  $  403,759,999
                            ============    =============   ==============   ==============  ==============  ==============

Sales:
  U.S. Government........   $         --    $          --   $           --   $           --  $  160,124,596  $  218,449,252
  Non-U.S. Government....     38,460,502       63,746,970      327,365,137      271,392,785      33,401,343     169,637,926
                            ------------    -------------   --------------   --------------  --------------  --------------
  Total..................   $ 38,460,502    $  63,746,970   $  327,365,137   $  271,392,785  $  193,525,939  $  388,087,178
                            ============    =============   ==============   ==============  ==============  ==============

At December 31, 1999, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                Global                         Emerging                                     Intermediate-
                              High-Yield    International    Opportunities    Core Equity       Long-Term        Term
                              Bond Fund      Equity Fund         Fund             Fund          Bond Fund     Bond Fund
                            -------------  ---------------   --------------   -------------    -----------  ---------------
Federal Income Tax
  Cost...................   $ 97,028,576    $ 242,368,404   $  301,145,234   $  378,816,122  $ 250,118,203   $ 131,360,008
                            ============   ==============   ==============   ==============  =============   =============
Gross Unrealized
  Appreciation...........   $  4,061,955    $ 149,994,728   $   94,897,408   $   94,163,832  $   1,429,165   $      99,314
Gross Unrealized
  Depreciation...........     (8,316,321)      (9,688,814)     (26,202,046)     (17,962,941)   (12,414,671)     (2,543,017)
                            ------------   --------------   --------------    -------------  -------------   -------------


Net Unrealized
  Appreciation
  (Depreciation).........   $ (4,254,366)   $ 140,305,914   $   68,695,362   $   76,200,891  $ (10,985,506)  $  (2,443,703)
                            ============   ==============   ==============   ==============  =============   =============

NOTE 6.  FUTURES CONTRACTS

At December 31, 1999, the Long-Term Bond Fund had entered into the following futures contracts:

   Number                              Underlying           Expiration        Nominal         Nominal       Unrealized
of Contracts       Face Value          Securities              Date             Cost           Value       Depreciation
------------       ----------          ----------           ----------        -------         -------      ------------
Long Position
--------------
                                  10 Year U.S. Treasury
      47          $ 4,700,000     Note                       03/31/00        $ 4,626,556     $ 4,505,391    $ (121,165)
                                  U.S. Long-Term Treasury
      101          10,100,000     Bond                       03/31/00          9,517,765       9,184,687      (333,078)
                                                                                                            ----------
                                  Total:                                                                    $ (454,243)
                                                                                                            ===========

  Number                                Underlying             Expiration        Nominal         Nominal       Unrealized
of Contracts       Face Value           Securities                Date             Cost           Value       Depreciation
------------       ----------           ----------             ----------        -------         -------      ------------
Short Position
--------------
     117          $ 11,700,000    5 Year U.S. Treasury Note     03/31/00        $ 11,638,802    $ 11,467,828   $ 170,974
                                                                                                               =========


At December 31, 1999, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.


NOTE 7.  WRITTEN OPTIONS

The Long-Term Bond Fund's activity in written options during the year ended December 31, 1999 was as follows:


                                                Number of
                                                 Options             Premiums
                                                ---------           ----------
Options Outstanding at December 31,
  1998..................................            119            $   126,951
  Options Written.......................          6,136              1,288,960
  Options Canceled in Closing
    Transactions........................           (699)              (720,944)
  Options Expired.......................         (1,281)              (324,660)
  Options Exercised.....................         (4,103)              (212,300)
                                                -------            -----------
Options Outstanding at December 31,
  1999..................................            172            $   158,007
                                                =======            ===========
Cost of closing transactions............                           $   524,548
                                                                   ===========

NOTE 8.  FORWARD FOREIGN CURRENCY CONTRACTS

The International Equity Fund had forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 1999 for the International Equity Fund:

                      Local              Foreign                                                 Unrealized
                    Principal           Contract         Settlement           Current           Appreciation/
   Sales              Amount          U.S. $ Value          Date            U.S. $ Value       (Depreciation)
   -----           -----------        ------------       ----------         ------------       --------------
Japanese Yen       641,881,000      $   6,156,541         01/18/00        $   6,283,265        $  (126,724)
Japanese Yen       343,340,000          3,288,697         02/09/00            3,370,815            (82,118)
Japanese Yen       448,559,000          4,296,542         02/18/00            4,410,581           (114,039)
Japanese Yen       385,298,000          3,681,602         02/24/00            3,792,427           (110,825)
Japanese Yen       268,069,000          2,664,702         02/29/00            2,640,814             23,888
                 -------------      -------------                         -------------        -----------
  Total Sales    2,087,147,000      $  20,088,084                         $  20,497,902        $  (409,818)
                 =============      =============                         =============        ===========

NOTE 9.  DELAYED DELIVERY TRANSACTIONS:

The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 1999, the Fund has entered into the following delayed delivery transactions:


                                                                  Payable
Type             Security                 Settlement Date         Amount
----    ---------------------------      -----------------    ---------------
        Federal National Mortgage
Buy     Corporation, TBA, 6%                 01/19/00          $  2,339,844
        Federal National Mortgage
Buy     Corporation, TBA, 6%                 01/19/00               842,344
        Federal Home Loan Mortgage
Buy     Corporation, 7%, 01/01/30            01/19/00             1,575,500
                                                               ------------
                                                               $  4,757,688
                                                               ============

NOTE 10. FEDERAL INCOME TAXES:

For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 1999 which is available to offset future capital gains, if any.

                                                Capital Loss             Expiration
                                                Carryforward                Date
                                                ------------             ----------
Global High-Yield Bond                          $    85,972              12/31/2002
                                                    148,584              12/31/2005
                                                  4,479,269              12/31/2006
                                                    578,667              12/31/2007
                                                -----------
                                                $ 5,292,492
                                                ===========
Long-Term Bond Fund                             $ 7,552,317              12/31/2007
                                                ===========
Intermediate-Term Bond Fund                     $ 3,042,240              12/31/2007
                                                ===========

The International Equity Fund and the Core Equity Fund elected to defer to their fiscal years ending December 31, 2000, $123,961 and $3,205,015, respectively, of losses recognized during the period November 1, 1999 to December 31, 1999.

Report of Independent Accountants
American Odyssey Funds, Inc. / December 31, 1999

To the Board of Directors and shareholders of American Odyssey Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, portfolios of American Odyssey Funds, Inc. (the Company), as of December 31, 1999, and the related statements of operations, and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the years in the four-year period then ended were audited by other independent accountants whose report, dated February 5, 1999, expressed an unqualified opinion on these statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, as of December 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


                                  [SIGNATURE]


Boston, Massachusetts
February 4, 2000

                                    AMERICAN
                         [LOGO]     ODYSSEY(R)
                                    ---------
                                    F U N D S



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